UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Giga-tronics Incorporated

5990 Gleason Drive

Dublin, California 94568

(925) 328-4650

investors@gigatronics.com

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on September 17, 2020

To our Shareholders:

The Annual Meeting of Shareholders of Giga-tronics Incorporated will be held at the company’s executive offices, 5990 Gleason Drive, Dublin, California on Thursday, September 17, 2020 at 9:30 a.m., local time, for the following purposes:

1.	To elect the following five nominees as directors to hold office until the 2021 Annual Meeting of Shareholders: Gordon L. Almquist Lutz P. Henckels John R. Regazzi William J. Thompson Jamie Weston
2.	To ratify the appointment of Armanino LLP as our independent public accounting firm for the fiscal year ending March 27, 2021.

3.	To approve, on an advisory basis, the compensation of our named executive officers.

4.	To approve the amendment and restatement of the Giga-tronics Incorporated 2018 Equity Incentive Plan to increase the number of shares issuable under the plan by 250,000 shares.

In addition, shareholders may be asked to consider and vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Only shareholders of record at the close of business on July 20, 2020 are entitled to vote at this meeting, or any adjournment or postponement of this meeting.

The safety of our employees and shareholders is our first priority. As part of our precautions regarding the COVID-19 pandemic, the annual meeting will be broadcast online. Although shareholders who view the broadcast online will not be considered present at the meeting and will not be counted towards a quorum or be able to vote during the meeting, shareholders will be permitted to ask questions and continue to be informed. To view the broadcast go to: https://web.lumiagm.com/207348206, and enter password giga2020. Additional information regarding the broadcast is provided in the attached proxy statement.

Because the votes of all shareholders are very important, we encourage you to vote in advance of the Annual Meeting in accordance with the proxy materials previously provided.

We are also planning for the possibility that this meeting could be postponed or moved to another location. If we change the date, time or location of the annual meeting, we will announce the decision to do so in accordance with SEC regulations and California law.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER YOU HOLD. PLEASE DATE, SIGN, VOTE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED, PREPAID ENVELOPE.

By Order of the Board of Directors,

Dublin, California July 23, 2020	/s/ William J. Thompson Chairman of the Board of Directors

 Your vote is very important.
Even if you plan to attend the meeting,

PLEASE VOTE YOUR PROXY PROMPTLY.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on September 17, 2020: The proxy statement and annual report on Form 10-K are available online at www.gigatronics.com under “Investor Relations”.

PROXY STATEMENT

FOR THE

ANNUAL MEETING OF SHAREHOLDERS

Giga-tronics Incorporated

5990 Gleason Drive

Dublin, California 94568

This proxy statement is submitted by the board of directors (the “Board”) of Giga-tronics Incorporated, a California corporation (“Giga-tronics,” the “Company,” or “we”), in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders to be held at 9:30 a.m. on Thursday, September 17, 2020, at the Giga-tronics executive offices, 5990 Gleason Drive, Dublin, California 94568, in accordance with the notice to shareholders, and at any adjournments or postponements thereof (the “Annual Meeting”).

Broadcast of Annual Meeting

The safety of our employees and shareholders is our first priority. As part of our precautions regarding the COVID-19 pandemic, the Annual Meeting will be broadcast online. To view the broadcast go to: https://web.lumiagm.com/207348206, and enter password giga2020.

Shareholders who view the broadcast online will not be considered present at the Annual Meeting and will not be counted towards a quorum or permitted to vote or revoke their proxy during the meeting. Shareholders will, however, be permitted to ask questions and continue to be informed.

Your vote is important. Please submit your proxy in advance of the Annual Meeting to ensure that your shares are represented.

We expect that only a select group of our management may be permitted to attend the Annual Meeting in person unless general attendance is permitted by federal, state and local health orders and directives. We are also planning for the possibility that the Annual Meeting could be postponed or moved to another location. If we change the date, time or location of the annual meeting or adjourn the meeting to another time or place, we will announce the decision in accordance with SEC requirements and California law.

Voting Securities

The Board has fixed July 20, 2020 as the record date for the Annual Meeting. Only shareholders of record at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting. Holders of outstanding shares of our preferred stock are entitled to vote with holders of our common stock as a single group. A majority of the shares of common stock and preferred stock on an as-converted basis will constitute a quorum for the transaction of business at the Annual Meeting. On the record date, there were 2,635,856 shares of common stock and 26,982 shares of preferred stock issued and outstanding, consisting of 9,245 shares Series B Convertible Voting Perpetual Preferred Stock, 3,425 shares of Series C Convertible Voting Perpetual Preferred Stock, 5,112 shares of Series D Convertible Voting Perpetual Preferred Stock and 9,200 shares of Series E 6% Senior Convertible Voting Perpetual Preferred Stock.

Each common share outstanding on the record date is entitled to one vote as to each matter to be acted on at the Annual Meeting. Each preferred share outstanding on the record date is entitled to 6.6666 votes as to each matter to be acted on at the Annual Meeting. However, each shareholder will be entitled to cumulate votes in the election of directors, provided that notice of an intention to cumulate votes is given at the Annual Meeting by a shareholder before voting for the election of directors. Under cumulative voting, a shareholder is allowed one vote per share (or, in the case of our preferred stock, 6.6666 votes per share) multiplied by the number of directors to be elected and may cast the total number of votes for one nominee or may distribute the total number of votes among as many nominees as the shareholder chooses. Five directors will be elected at this meeting.

Proxies

Shares represented by properly executed proxies received by Giga-tronics will be voted at the Annual Meeting according to the instructions on the proxies. Unless instructions to the contrary are specified in a proxy, shares represented by proxies received by Giga-tronics will be voted FOR each of the nominees listed in this proxy statement, FOR approval of the ratification of the selection of Armanino LLP as the Company’s independent public accounting firm for the fiscal year ending March 27, 2021; FOR approval of the compensation of our named executive officers and FOR the amendment and restatement of the Giga-tronics Incorporated 2018 Equity Incentive Plan (the “Amended 2018 Plan”).

Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before its exercise. A shareholder giving a proxy may revoke it before its exercise by filing with the Secretary of Giga-tronics either an instrument revoking the proxy or a duly executed proxy bearing a later date. A proxy will be revoked automatically if the shareholder who executed it is present at the Annual Meeting and votes in person. Attendance at the meeting will not, in and of itself, constitute the revocation of a proxy. The granting of a proxy will give the proxy holder authority to cumulate votes and allocate votes if cumulative voting rights are exercised.

Abstentions and “broker non-votes” are counted as present and entitled to vote for purposes of determining a quorum. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Required Vote for Each Proposal

In the election of directors, the five candidates receiving the highest number of affirmative votes will be elected. Abstentions and broker non-votes will have no effect on the voting outcome with respect to the election of directors, assuming a quorum is present.

The affirmative vote of the holders of a majority of shares of capital stock (that is, shares of common stock and preferred stock on an as-converted basis) present in person or represented by proxy and entitled to vote, is required with respect to (i) the ratification of the selection of our independent public accounting firm; (ii) the approval of the advisory vote on the compensation of our named executive officers, and (iii) the approval of the Amended 2018 Plan, provided that in each case, such shares also constitute at least a majority of the required quorum. Abstentions and broker non-votes are not counted in determining whether the affirmative votes constitute a majority of the shares present or represented and voting at the Annual Meeting for these proposals but could affect whether each of these proposals is approved because they do not count as affirmative votes in determining whether the shares voting affirmatively on the proposal constitute at least a majority of the required quorum.

Other Information

The approximate date on which this Proxy Statement and the accompanying form of proxy will be first sent to Giga-tronics shareholders is July 30, 2020.

The Annual Report of Giga-tronics for its fiscal year ended March 28, 2020 will be mailed with this Notice of Annual Meeting and Proxy Statement to all shareholders entitled to notice of and to vote at the Annual Meeting.

The costs of soliciting proxies, including the printing, handling and mailing of the proxy materials, will be paid by Giga-tronics. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to beneficial owners of shares held in their names, and Giga-tronics will reimburse them for their expenses. The solicitation of proxies through this proxy statement may be supplemented by telephone, email or personal solicitation by directors, officers or other regular employees of Giga-tronics. No additional compensation will be paid to directors, officers or other employees for such services. Giga-tronics has retained Alliance Advisors to solicit proxies for a fee of approximately $20,000, which includes the estimated fees for related printing services.

The executive offices of Giga-tronics are located at 5990 Gleason Drive, Dublin, California 94568, and the telephone number at that location is (925) 328-4650. Emails can be addressed to investors@gigatronics.com.

PROPOSAL 1

ELECTION OF DIRECTORS

At the Annual Meeting, five directors (the entire board of directors) will be elected to serve until the next annual meeting and until their successors are elected and qualified. The nominees of the Board for election as directors are listed below.

			Director
Name	Age	Positions and Offices Held with Company	Since
William J. Thompson	55	Director, Chairman of the Board	2011
Gordon L. Almquist	70	Director	2012
Lutz P. Henckels	79	Director, Executive VP, Chief Financial Officer and Chief Operating Officer	2011
John R. Regazzi	65	Chief Executive Officer and Director	2006
Jamie Weston	55	Director	2016

The following is additional information about each of the nominees as of the date of this proxy statement, including their business experience, director positions held currently or at any time during the last five years, involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused our Board to determine that each nominee should serve as one of our directors.

William J. Thompson has served as Chairman of the Board of Directors since August 2016 and has been a member of our Board since 2011. Dr. Thompson served as our Acting Chief Executive Officer from August 2016 until June 2017. Dr. Thompson serves as CEO of Content Watch Holdings, Inc., a privately held SaaS business that makes Net Nanny™ parental control software, and he is a partner at QFT Analytics, a private company that offers financial modeling and back office solutions for small companies. Dr. Thompson was a Managing Member of Alara Capital AVI II and was Director of Research for Jacobi Capital Management.  Dr. Thompson co-founded Circadiant Systems (acquired by JDS Uniphase Corporation), a venture capital backed test and measurement company that designed and manufactured instrumentation for optical communication. Dr. Thompson also served as a Member of Technical Staff at Lucent Technologies where he designed analog RF optoelectronic components for high speed optical communication, and as a researcher with the University of Maryland. Dr. Thompson graduated summa cum laude with a Bachelor of Science in Physics from University of North Carolina at Charlotte and holds a Ph.D. in Physics from Stony Brook University. He graduated as a Palmer Scholar with an MBA in Finance from the Wharton School of the University of Pennsylvania.

 The Board believes that Dr. Thompson’s extensive knowledge and experience with RF and the test and measurement industry, and his valuable insight and knowledge in financial matters qualify him to serve as a director of Giga-tronics Incorporated.

Member: Compensation Committee, Nominating and Governance Committee (Chair), and Audit Committee

   Gordon L. Almquist has served as a member of our Board since 2012. Mr. Almquist has more than 30 years of experience in senior financial management roles at public and private technology companies. From August 2009 until his retirement in June 2016, Mr. Almquist served as the Vice President and Chief Financial Officer of Keyssa, Inc. (formerly known as WaveConnex, Inc.), a semiconductor technology company headquartered in Campbell, California. Prior to Keyssa, he held similar positions at Strix Systems, where he was also a co-founder, and publicly traded companies including Vertel Corporation and 3D Systems Corporation. Mr. Almquist also served on the board of directors for CAP Wireless (acquired by TriQuint Semiconductor in 2013). Mr. Almquist is a certified public accountant (inactive) in the State of California and holds a Bachelor of Science degree in business administration (accounting) from California State University, Northridge.

The Board believes that Mr. Almquist’s expertise and knowledge of financial and audit matters and public company experience qualify him to serve as a director of Giga-tronics Incorporated.

Member: Audit Committee (Chair), and Compensation Committee

Lutz P. Henckels has served as a member of our Board since 2011. He was appointed as our Executive Vice President and Chief Financial Officer in March 2019, having served as our Interim Chief Financial Officer since February 2018. He was appointed to the additional position of Chief Operating Officer in July 2020. Dr. Henckels has more than 40 years’ experience in corporate leadership roles, and previously served as Chief Executive Officer of public and private technology companies, including HiQ Solar, SyntheSys Research (acquired by Tektronix/Danaher), LeCroy Corporation and HHB Systems. He was the founder of HBB Systems, an electronic design automation company, and took that company public with its listing on Nasdaq. As CEO of LeCroy, he focused the company on its oscilloscope business, drove a successful turnaround and guided that company though its public listing on Nasdaq. Dr. Henckels holds a Bachelor of Science and Master of Science in Electrical Engineering and PhD in Computer Science from the Massachusetts Institute of Technology and he is also a graduate of the OMP program of Harvard Business School. During his career he has served as a director for several publicly traded companies, including Ikos, Inframetrics and LeCroy. The Board believes that Dr. Henckels’s current role as Executive Vice President, Chief Financial Officer and Chief Operating Officer enables him to provide valuable insight and perspective on strategic and business matters and that his knowledge of and experience in the technology industry qualify him to serve as a director of Giga-tronics Incorporated.

Member: Nominating and Governance Committee

John R. Regazzi has served as a member of our Board since 2006. He has been our Chief Executive Officer since February 2018. Previously he was appointed Co-Chief Executive Officer in June 2017 and Chief Technology Officer in August 2016. From 2006 to August 2016, he was the President and Chief Executive Officer of the Company. Prior to that, Mr. Regazzi held the following positions within the Giga-tronics Instrument Division: President and General Manager, Vice President of Operations, and Vice President of Engineering. Mr. Regazzi also serves as the Company’s Secretary. Prior to Giga-tronics, Mr. Regazzi was with Hewlett Packard for 22 years in various design and management positions associated with their microwave sweeper and synthesizer product lines. Mr. Regazzi holds a Bachelor of Science in Electrical Engineering from Rutgers University and a Master of Science in Electrical Engineering from Lehigh University.

The Board believes that Mr. Regazzi’s current role as Chief Executive Officer, his RF and Microwave expertise, and his depth of experience in engineering and manufacturing management qualify him to serve as a director of Giga-tronics Incorporated.

Jamie Weston has served as a member of our Board since 2016. Mr. Weston is a Managing Director at Spring Mountain Capital, a private equity firm, and has been with the firm since 2011. Mr. Weston was previously a Partner at The Wicks Group of Companies, a private equity firm with close to $1 billion under management, focused on selected segments of the information, education, and media industries. During his 15 years at Wicks, he was an integral part of its investment and management activities and served on the board of directors of many of its portfolio companies. While at Wicks, he directly structured and negotiated more than 20 acquisitions and divestitures and worked on more than 40 additional closed transactions. Prior to Wicks, Mr. Weston worked at IBJ Whitehall Bank & Trust Company and National Westminster Bancorp, where he completed leveraged financings. Mr. Weston received his M.B.A. from Fordham University and graduated cum laude from Drew University with a B.A. in Economics.

The Board believes that Mr. Weston’s extensive knowledge and experience as a board member of multiple companies and his knowledge of financial matters qualifies him to serve as a director of Giga-tronics Incorporated.

Member: Compensation Committee (Chair), Nominating and Governance Committee, and Audit Committee

There are no family relationships between any of our directors or executive officers. The Board has determined that Messrs. Almquist, Thompson and Weston are independent under the independence standards of The Nasdaq Stock Market. Mr. Regazzi and Dr. Henckels are not independent under this standard because of their employment with the Company. In determining Dr. Thompson’s independence, the Company considered the fact that he was Acting (interim) Chief Executive Officer of the Company for less than 12 months during 2016 and 2017.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES NAMED IN PROPOSAL 1. THE PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY.

INFORMATION ABOUT THE BOARD

AND COMMITTEES OF THE BOARD

Meetings

There were eight meetings of the Board during the fiscal year ended March 28, 2020. During the fiscal year, each director attended 75% or more of the aggregate number of meetings of the Board and meetings of Board committees of which the director was a member. Directors are expected to attend the annual shareholder meetings except for good cause, and three directors attended the annual meeting in 2019.

Committees

The Board has an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating and Committee. Each of the committees has a charter that is available on the investor relations section of the Company’s website at https://investor.gigatronics.com/governance-docs.

Audit Committee

The Audit Committee consists of directors Gordon L. Almquist (Chairman), William J. Thompson, and Jamie Weston. Each member is considered to be independent under the director independence standards of the Nasdaq Stock Market applicable to audit committee members. The Audit Committee serves to monitor the effectiveness of the independent audit, as well as the Company’s accounting, financial controls and financial reports. The Audit Committee must pre-approve all non-audit services provided by the independent public accounting firm. The Audit Committee held four meetings during the past fiscal year.

The Board has determined that Gordon L. Almquist has:

(i) an understanding of generally accepted accounting principles and financial statements;

(ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

(iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

(iv) an understanding of internal control over financial reporting; and

(v) an understanding of audit committee functions.

Therefore, the Board determined that Mr. Almquist is the Audit Committee’s financial expert for purposes of the requirements of the Sarbanes-Oxley Act of 2002.

During the most recently completed fiscal year, the Audit Committee met four times.

Compensation Committee

The Compensation Committee consists of directors Jamie Weston (Chairman), Gordon L. Almquist and William J. Thompson. Each member of the committee is independent under the independence standards of the Nasdaq Stock Market. The Compensation Committee formulates recommendations to the Board regarding levels of compensation for management. In addition, in order to recognize the expected future contributions of key employees and provide an additional incentive for them to remain with the Company over the long-term, the Compensation Committee awards options to purchase shares of our common stock and other forms of equity awards. The Compensation Committee reviews and approves all stock options, other equity awards and executive compensation or refers these matters to the full Board with its recommendations.

During the 2020 fiscal year, the Compensation Committee did not conduct any formal meetings. However, the Compensation Committee members met separately during regular Board meetings and conferred outside formal meetings throughout the year, reporting their actions, conclusions and recommendations to the full Board as described above.

Compensation Committee Interlocks and Insider Participation

No current or former executive officer or other employee of Giga-tronics serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Giga-tronics Board or Compensation Committee.

The Compensation Committee consists of directors Jamie Weston (Chairman), Gordon L. Almquist and William J. Thompson. As described above, Dr. Thompson was employed as the Company’s Acting (interim) Chief Executive Officer during 2016 and 2017.

Nominating and Governance Committee

The Nominating and Governance Committee (the “Nominating Committee”) consists of directors Jamie Weston (Chairman), William J. Thompson, and Lutz P. Henckels. While Mr. Weston and Mr. Thompson are considered to be independent under the director independence standards of the Nasdaq Stock Market, Dr. Henckels is not considered to be independent under this standard because he has been employed by the Company since February 2018. The purpose of the Nominating Committee is to recommend persons for membership on the Board, to establish criteria and procedures for the selection of new directors, and to evaluate and recommend to our Board any revisions to our corporate governance guidelines. The Nominating Committee did not meet during the last fiscal year and made no recommendations with respect to nominees for the 2020 Annual Meeting and instead, the nominees, each of whom is currently a director, were selected by our full Board.

The Nominating Committee has no formal process for identifying and evaluating candidates. Existing directors identify suitable candidates as the need arises. The Board’s policy is to consider any director candidate nominated or recommended by a shareholder in the same manner that it would consider a candidate nominated by the Board or Nominating Committee. In the past year, the Company did not receive any recommendations for director candidates from any shareholders. Shareholder recommendations should be submitted in writing to the Company by mail at its main office at least 120 days in advance of the anniversary date of the mailing of notice of the previous year’s annual meeting and should include sufficient biographical information (including all information that would be required to be disclosed in a proxy statement for a shareholder meeting at which directors are to be elected) for the committee to make an initial evaluation of the candidate’s qualifications. The Company has never engaged or paid a fee to a third-party search firm in connection with the nomination of a candidate for director.

The Nominating Committee considers the following criteria in proposing nominations for director to the full Board: independence; high personal and professional ethics and integrity; ability to devote sufficient time to fulfilling duties as a director; impact on diversity of the Board, including skills and other factors relevant to the Company’s business; overall experience in business, education, and other factors relevant to the Company’s business. At a minimum, the Nominating Committee must be satisfied that each nominee, both those recommended by the Nominating Committee and any recommended by shareholders, meets the following minimum qualifications:

●	The nominee should have a reputation for integrity and honesty.
●	The nominee should have demonstrated business experience and the ability to exercise sound judgment.
●	The nominee should have an understanding of the Company and its industry.

●	The nominee should have the ability and willingness to act in the interests of the Company and its shareholders.
●	The nominee should not have a conflict of interest that would impair the nominee’s ability to fulfill the responsibilities of a director.

The Nominating Committee has adopted a Code of Ethics applicable to all directors, officers and employees. The Company will provide to any person without charge, upon request, a copy of such Code of Ethics upon written request mailed to the Company at its main office, to the attention of the Corporate Secretary. The Nominating Committee has no formal policy on the consideration to be given to diversity in the nomination process, other than to seek candidates who have skills and experience that are appropriate to the position and complementary to those of the other board members or candidates.

Board Leadership Structure

The positions of Chairman of the Board and Chief Executive Officer are currently held by different persons. The Board believes that having a separate chairman helps enable the Board to maintain an independent perspective on the activities of the Company and executive management. Periodically, the Board assesses the roles and the Board leadership structure to ensure the interests of the Company and the shareholders are best served.

Board Risk Oversight

The Company’s senior management manages the risks facing the Company under the oversight and supervision of the Board. While the full Board is ultimately responsible for risk oversight at the Company, the Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to risk in the areas of financial reporting and internal controls. Other general business risks such as economic and regulatory risks are monitored by the full Board.

Compensation of Directors

The following table sets forth information about the compensation paid to the Company’s non-employee directors in fiscal year 2020. Information regarding the compensation of the Company’s Chief Executive Officer and its Chief Financial Officer and Chief Operating Officer, both of whom are directors but received no additional compensation for such service, is described in “Executive Compensation,” below.

Director Compensation

Name	Fees Earned or Cash Paid (1)	Option Awards (2)	Restricted Stock Awards (3)	Change in Pension Value and Non- qualified Deferred Compensation Earnings	All Other Com- pensation(4)($)	Total ($)

Gordon L. Almquist	$44,000	$7,940	$23,250	—	—	$64,190
William J. Thompson	—	$7,940	$23,250	—	$50,000	$81,190
Jamie Weston	—	—	—	—	—	—

(1)	Mr. Almquist, as Chairman of the Audit Committee, received annual cash compensation of $44,000 for fiscal year 2020.
(2)

The value for stock option awards in the table above represents grant date fair value of stock option awards. For option awards, the dollar amount for each individual varies depending on the number of options granted, the fair value of such options, and the vesting terms of such options. See Note 1 of our audited consolidated financial statements for the fiscal year ended March 28, 2020 for information on the assumptions used to calculate the grant date fair value of option awards and the expense recognized under ASC 718. At March 28, 2020, Dr. Thompson held options to purchase 8,275 shares of common stock, Mr. Almquist held options to purchase 10,110 shares of common stock, and Mr. Weston held no options.

(3)	Restricted shares were granted in lieu of cash compensation for fiscal year 2020 with the weighted average grant date fair value of $4.65 per share.
(4)	For Mr. Thompson, this reflects a bonus paid in fiscal year 2020 that was earned in a previous year when employed as the Company’s Acting Chief Executive Officer during 2016 and 2017.

Communications with Directors

The Company does not have a formal process for shareholders to send communications to the Board or to specific individual directors. Shareholders may send communications to the full Board or to individual directors at the Company’s offices at 5990 Gleason Drive, Dublin, California 94568. Communications will be forwarded unopened to the director to whom it is addressed or to the Chairman of the Board if addressed to the Board. The Board believes that this informal process is adequate to ensure that shareholder communications are received by the intended recipients.

INFORMATION ABOUT EXECUTIVE OFFICERS

The following table sets forth information concerning the Company’s executive officers.

Name	Age	Position
John R. Regazzi	65	Chief Executive Officer and Director
Lutz P. Henckels	79	Executive Vice President, Chief Financial Officer and Chief Operating Officer
Daniel S. Kirby	57	Vice President, Business Development
Traci Mitchell	50	Corporate Controller and Principal Accounting Officer
Armand Pantalone	55	Chief Technology Officer

For information about Mr. Regazzi and Dr. Henckels, see Proposal 1 -- Election of Directors.

Mr. Kirby was promoted to the position of Vice President of Business Development in November 2019. Previously, Mr. Kirby was the Company’s Director of Business Development since May 2018 and from 2013 to 2017.  From 2017 until rejoining the Company in 2018, Mr. Kirby owned and operated a consulting firm, which provided technical account management services to the Company. Mr. Kirby served in the US Air Force for 21 years, retiring in 2002 as the Chief of Advance Systems – Integration and Test for the Big Safari Program Office, Det 4.  After retiring from the Air Force, Mr. Kirby was a Staff Consultant at SAIC providing technical and programmatic support for the Big Safari Program Office until joining Aeroflex as the Western Regional Manager from 2003 to 2011 and later joined Tektronix as a  Mil/Gov  Strategic Account Manager from 2011 to 2013.

Ms. Mitchell has been the Company’s Corporate Controller and principal accounting officer since March 1, 2019. Previously, Ms. Mitchell was a consultant to the Company since March 12, 2018, providing services in support of the Company’s finance department. Prior to that Ms. Mitchell was the Director of Global Finance for Console Connect and Accounting Manager and Corporate Controller for Keyssa, Inc. from January 2015 to February 2018. Prior thereto, Ms. Mitchell was an owner of a consulting firm for ten years providing accounting services to several clients, some of which include Ion Torrent, Sensys and Omneon Inc. In addition, Ms. Mitchell previously held financial management positions with several large Bay Area companies including eBay, Inc., Informix Systems and Symantec Corporation.

Mr. Pantalone was promoted to the position of Chief Technology Officer on June 11, 2018. Mr. Pantalone joined Giga-tronics in July 2016 as the Director of RADAR & EW Test Solutions. Prior to joining the Company, Mr. Pantalone worked at Raytheon’s Integrated Defense Systems Division from July 1996 to June 2016. In his 20 years at Raytheon, Mr. Pantalone held a variety of technical and leadership positions associated with RADAR and missile defense programs. Mr. Pantalone’s previous experience includes 10 years at Northrop Grumman/Nordeen Systems as an RF & Microwave engineer specializing in the design of RADAR systems including system integration and flight testing. Mr. Pantalone graduated from Clarkson University in Potsdam, NY with a dual degree in Electrical and Computer Engineering.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table includes information as of July 20, 2020, concerning the beneficial ownership of Giga-tronics’ common stock for (1) each person known by Giga-tronics to own beneficially more than 5% of Giga-tronics’ outstanding common stock; (2) each director and nominee; (3) each executive officer named above; and (4) all directors and executive officers of Giga-tronics as a group. In accordance with SEC rules, beneficial ownership includes shares that a person has the right to acquire within 60 days. The address of all officers and directors of Giga-tronics is c/o Giga-tronics Incorporated, 5990 Gleason Drive, Dublin, California 94568.

Stock Ownership of Certain Beneficial Owners
Name of Beneficial Owner and Position(s) with the Company	Amount and Nature of Beneficial Ownership		Percentage of Total Outstanding Common Stock
Gordon L. Almquist, Director	37,128	(1)	1.41%
Lutz P. Henckels, EVP, CFO, COO and Director	51,403	(2)	1.93%
John R. Regazzi, Chief Executive Officer and Director	74,124	(3)	2.78%
William J. Thompson, Director, Chairman of the Board	24,388	(4)	0.92%
Jamie Weston, Director	0		0.00%
Armand Pantalone, Chief Technology Officer	11,366	(5)	0.43%
Daniel Kirby, Vice President Business Development	38,458	(6)	1.46%
Traci Mitchell, Corporate Controller	13,969	(7)	0.53%
All executive officers and directors as a group	250,837	(8)	9.22%
(8 persons, including those above)

Spring Mountain Capital, LLC	262,572	(9)	8.81%
650 Madison Avenue, 20th Floor
New York, NY 10022

Thomas Leonard	178,613	(10)	6.78%
1617 John F. Kennedy Blvd 19th Floor
Philadelphia, PA 19103

John Gruber	197,213	(11)	7.44%
300 Tamal Plaza, Ste 280
Corte Madera, CA 94925

Cornelis F. Wit Revocable Living Trust	253,334	(12)	9.61%
2101 West Commercial Blvd, Suite 3500
Fort Lauderdale, FL 33309

Laurence W. Lytton	245,800	(13)	9.33%
467 Central Park West
New York, NY 10025

AWM Investment Company, Inc.	234,666	(14)	8.90%
c/o Special Situations Funds
527 Madison Avenue, Suite 2600
New York, NY 10022

(1)	Includes 5,516 shares of common stock issuable under options exercisable within 60 days of July 20, 2020.
(2)

Includes 24,818 shares of common stock issuable under options exercisable within 60 days of July 20, 2020, 398 shares of common stock issuable upon conversion of warrants and 430 shares of common stock issuable upon conversion of 64.44 shares of Series B preferred stock.

(3)	Includes 33,177 shares of common stock issuable under options exercisable within 60 days of July 20, 2020.
(4)	Includes 4,321 shares of common stock issuable under options exercisable within 60 days of July 20, 2020.
(5)	Includes 6,566 shares of common stock issuable under options exercisable within 60 days of July 20, 2020.
(6)	Includes 5,280 shares of common stock issuable under options exercisable within 60 days of July 20, 2020.
(7)	Includes 4,445 shares of common stock issuable under options exercisable within 60 days of July 20, 2020.

(8)

Includes 80,780 shares of common stock issuable under options exercisable within 60 days of July 20, 2020, 398 shares of common stock issuable upon conversion of warrants and 430 shares of common stock issuable upon conversion of 64.44 shares of Series B preferred stock.

(9)

Information is based on a Schedule 13D filed by Spring Mountain Capital, LLC on January 10, 2019 and includes 62,715 shares of common stock, 61,204 of common stock issuable upon conversion of shares of Series B preferred stock, 68,493 of common stock issuable upon conversion of shares of Series C preferred stock, 34,079 shares of common stock issuable upon conversion of shares of Series D preferred stock, and warrants exercisable for 67,835shares of common stock, totaling 248,666 shares of common stock beneficially owned. John L. Steffens and Gregory P. Ho are the managing members of Spring Mountain Capital, LLC. preferred stock, 302,035 of common stock issuable upon conversion of shares of Series C preferred stock, 511,186 shares of common stock issuable upon conversion of shares of Series D preferred stock, and warrants exercisable for 1,017,534 shares of common stock, totaling 3,641,933 shares of common stock beneficially owned. John L. Steffens and Gregory P. Ho are the managing members of Spring Mountain Capital, LLC. Also includes 172,138 shares of Series B preferred Stock and 146,134 shares of Series C preferred stock held personally by Mr. Steffens.

(10)	Includes 40,200 shares of common stock issuable upon conversion of warrants.
(11)	Includes 170,000 shares of common stock issuable upon conversion of 17,000 shares of Series E preferred stock.
(12)	Information is based on a Schedule 13G filed by Cornelis F. Wit trustee of the Cornelis F. Wit Revocable Living Trust on March 20, 2020.
(13)	Information is based on a Schedule 13G/A filed by Laurence W. Lytton on February 14, 2020.
(14)

Information is based on a Schedule 13G filed by AWM Investment Company, Inc. (“AWM”) on February 12, 2020 reporting that AWM Investment Company, Inc. held sole voting and dispositive powers over 36,373 shares of common stock held by Special Situations Technology Fund, L.P. (“Tech”) and 198,293 shares of common stock by Special Situations Technology Fund II, L.P. (“Tech II) as investment adviser to Tech and Tech II. Austin W. Marxe, David M. Greenhouse and Adam C. Stettner are members of SST Advisers, L.L.C., which is the general partner of Tech and Tech II, and each is a controlling principal of AWM.

EXECUTIVE COMPENSATION

Compensation of Officers

The following table provides information for the indicated fiscal years concerning compensation for our Chief Executive Officer during the most recent fiscal year, which ended March 28, 2020, and the two other most highly compensated executive officers who earned more than $100,000 during such fiscal year.

Name and Position	Fiscal Year	Salary	Bonus	Restricted Stock Awards	Option Awards (1)	All Other Compensation (2)	Total ($)
John R. Regazzi	2020	$248,461	$50,000	—	$66,038	$1,058	$365,557
Chief Executive Officer	2019	$200,000	$7,119	—	$124,000	—	$331,119

Lutz P. Henckels	2020	$248,461	$30,000	—	$66,038	—	$344,499
EVP , Chief Financial Officer and Chief Operating Officer	2019	$200,000	$7,119	—	$124,000	—	$331,119

Armand Pantalone	2020	$227,108	—	—	$42,063	—	$269,171
Chief Technology Officer	2019	$218,400	$4,838	—	$52,700	—	$275,938

(1) The value for stock option awards in the table above represents grant date fair value of stock option awards. For option awards, the  dollar amount for each individual varies depending on the number of options granted, the fair value of such options, and the vesting terms of such options. See Note 1 of our audited consolidated financial statements for the fiscal year ended March 28, 2020 for information on the assumptions used to calculate the grant date fair value of option awards and the expense recognized under ASC 718. At March 28, 2020, Mr. Regazzi held options to purchase 53,332 shares of common stock, Dr. Henckels held options to purchase 53,730 shares of common stock, and Mr. Pantalone held options to purchase 15,981 shares of common stock.

(2) Includes matching contributions made by Giga-tronics to its 401(k) Plan.

The Company does not have employment agreements with any of its executive officers, though it has entered into severance agreements with certain of its officers.

In order to reinforce and encourage the continued attention and dedication of certain key members of management, we have entered into severance agreements with certain executive officers including Mr. Regazzi, Dr. Henckels, Mr. Pantalone, Mr. Kirby and Ms. Mitchell. Under the Company’s severance agreements, officers are entitled to receive some or all of the following benefits: severance pay, payment of coverage premiums for health, dental, and vision benefits for executive officers and their covered dependents, if any, pursuant to COBRA and accelerated vesting of any unvested restricted stock awards or options to purchase our common stock as of the date of termination.

Under Mr. Regazzi’s and Mr. Henckels’s agreements, each would receive such salary and other benefits described above for 15 months and acceleration of all unvested equity awards if he is terminated without cause or resigns for good reason, as defined in his agreement, within 12 months following a change of control. Each would receive 12 months of salary and payment of COBRA premiums following an involuntary termination if made prior to or 12 months following a change in control.

Under their respective agreements, Mr. Pantalone, Mr. Kirby and Ms. Mitchell would be entitled to six months of base salary if he or she resigns for good reason, as defined in his or her agreement, in connection with a change of control or is terminated without cause, whether or not in connection with a change in control.

Outstanding Equity Awards

The following table sets forth information about stock options held by the named executive officers outstanding as of March 28, 2020, the end of the Company’s 2020 fiscal year. All option exercise prices were based on market price on the date of grant. None of the named executive officers held restricted stock awards as of that date.

Outstanding Equity Awards at Fiscal Year End

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date (1)
John R. Regazzi	3,889	9,452	4.95	4/14/2029
	5,001	8,340	4.05	12/18/2028
	3,752	2,919	4.95	3/30/2028
	6,665	—	4.95	12/15/2021
	6,649	—	4.95	8/22/2022
	6,665	—	4.95	3/13/2023

Lutz P. Henckels	3,889	9,452	4.95	4/14/2029
	5,001	8,340	4.05	12/18/2028
	365	—	27.60	7/1/2024
	15,007	11,676	4.95	3/30/2028

Armand Pantalone	2,167	5,845	5.25	5/23/2029
	1,661	1,656	4.05	6/11/2028
	1,868	1,449	4.95	3/30/2028
	801	534	12.45	1/18/2027

(1)

All of the listed options expire 10 years after the date of grant. The vesting schedule for all listed options is 25% of the grant on the first anniversary of the grant date and 1/48th of the original grant each month thereafter.

Equity Compensation Plan Information

The following table provides information on options and other equity rights outstanding and available at March 28, 2020.

Equity Compensation Plan Information
	No. of securities to be issued upon exercise of outstanding options, stock awards, warrants and rights	Weighted average exercise price of outstanding options, stock awards, warrants and rights	No. of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders (1)	214,075	$5.97	24,493
Equity compensation plans not approved by security holders-options (2)	26,683	$4.95	—
Total	240,758	$ 5.86	24,493

(1)

Does not include warrants issued to purchasers of units consisting of stock and warrants in private placements or to lenders in connection with debt financing. Includes nonqualified options for 19,983 shares repriced from $24.60, $21.30 and $24.75 per share to $4.95 per share, the closing market price on the effective date. Does not include warrants to purchase 156,700 shares of common stock at the price of $3.75 per share issued to a placement agent for services in connection with a private placement.

(2)

Reflects a special grant of nonqualified options for 26,668 shares of common stock in consideration of employment of an employee and officer granted on March 28, 2018. The exercise price is $4.95 per share and the vesting schedule is also 25% after one year and 1/48th of the original grant each month thereafter.

Change-In-Control Arrangements

All outstanding options may accelerate and become exercisable for fully vested shares of common stock upon a change in control of Giga-tronics, whether effected through merger, sale of substantially all of Giga-tronics’ assets, the successful completion of a hostile tender offer for 30% or more of Giga-tronics’ outstanding common stock, or a change in the majority of the Board as a result of one or more contested elections for Board membership.

In addition, as described above, the Company has entered into severance agreements with certain of its officers that would provide severance benefits if he or she were terminated in connection with a change of control of the Company.

Transactions with Related Parties

Any transaction or arrangement involving an amount exceeding $120,000 and in which a director, executive officer or immediate family member of either has or will have a direct or indirect material financial interest must be approved by a majority of the disinterested members of the Board. During the most recent fiscal year, there were no such arrangements, other than compensation arrangements as described herein.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of Giga-tronics’ accounting functions and internal controls. The Audit Committee operates under a written charter approved by the Board that is available on the Investor Relations section of our website at http://investor.gigatronics.com/governance.cfm.

Management is responsible for the Company’s internal controls and financial reporting process. The Independent Registered Public Accounting Firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States) and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the Audit Committee has reviewed and discussed with management and the independent auditors the consolidated financial statements included in Giga-tronics’ Annual Report on Form 10-K for the fiscal year ended March 28, 2020. The Audit Committee also discussed, with the Independent Registered Public Accounting Firm, the matters required to be discussed by Auditing Standards No. 16, “Communications with Audit Committees” issued by the Public Company Accounting Oversight Board (PCAOB). The Audit Committee also received written disclosures and the letter from the Independent Registered Public Accounting Firm pursuant to the applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence and the Audit Committee discussed with the auditors their independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended March 28, 2020 for filing with the Securities and Exchange Commission. The Audit Committee has recommended for approval to the entire Board, and the entire Board has approved, the engagement of Armanino LLP to continue as the Company’s auditors for the current fiscal year.

Respectfully submitted,

AUDIT COMMITTEE

Gordon L. Almquist, Chairman

William J. Thompson

Jamie Weston

COMPENSATION COMMITTEE REPORT

General Compensation Policy

Giga-tronics’ executive compensation philosophy rests on two fundamental principles. First, the program is intended to provide fully competitive levels of compensation at expected levels of performance in order to attract, motivate and retain talented executives. Second, the program is intended to create an alignment of interest between Giga-tronics’ executives and its shareholders such that a significant portion of each executive’s compensation is linked directly to the creation of shareholder value.

The executive compensation program is intended to place heavy emphasis on variable pay, which is pay that varies with performance, and less focus on a fixed base salary. The incentive pay programs are intended to reward performance that is directly relevant to the Company’s short term and long-term success. The three primary components of the program include base salary, annual incentive, which is a performance-based bonus, and long-term incentives such as stock options.

Factors

The process involved and the factors considered in the executive compensation determination for fiscal year 2020 are summarized below. It is expected that this process will remain the same in fiscal year 2021. However, the Compensation Committee may, at its discretion, apply a different set of factors in setting executive compensation in the future in order to further enhance the basic concept of “pay-for-performance”.

Base Salary

Base salaries are based primarily on individual performance, and each individual’s role within Giga-tronics. Employees with higher levels of sustained performance over time and/or those assuming greater responsibilities will be paid correspondingly higher salaries.

On the basis of its knowledge of the industry, and after reviewing published compensation surveys, this Committee believes that the base salary levels in effect for Giga-tronics’ executive officers after giving effect to recent increases and geographic location are competitive with comparable companies within and outside its industry with which Giga-tronics competes for executive talent. However, the Compensation Committee did not engage an independent third party to confirm the specific percentiles at which the base salary levels in effect for Giga-tronics’ executive officers stood in relation to other comparable companies in its industry.

Salaries are reviewed annually based on individual performance, overall financial results and the general level of increases in the marketplace.

Annual Performance (Non-Stock Based) Incentive Compensation

Giga-tronics’ annual incentive bonus plan is intended to:

●	reward key employees based upon company and individual performance;
●	motivate; and
●	provide competitive cash compensation opportunities.

Incentive awards are paid either quarterly or annually in cash based upon achievement of individual performance objectives for the most recently completed fiscal quarter or year.

Other than sales incentive bonuses, there were two bonus payments earned in fiscal year 2020.

Long-Term (Stock Based) Incentive Compensation

Giga-tronics has long believed that stock ownership or stock option participation is the most effective way of aligning its management and shareholder interests. Options are generally issued with an exercise price at 100% of market value at grant date, for ten-year terms, with 25% of the options vesting after one year and 1/48th per month thereafter. Generally, the right to exercise options expires 90 days after termination of employment, and in case of death an optionee’s estate would have twelve months to exercise. No option or stock appreciation right shall be exercised after its expiration date in accordance with its terms.

CEO Compensation

The CEO compensation is based on the same considerations as any other senior executive. Other compensation factors, including salary increases, incentive bonus and option participation are performance-based.

BY THE COMPENSATION COMMITTEE:

Jamie Weston, Chairman

Gordon L. Almquist

William J. Thompson

PROPOSAL 2

RATIFICATION OF SELECTION OF

INDEPENDENT PUBLIC ACCOUNTING FIRM

The Audit Committee and the full Board have approved the appointment of Armanino LLP (“Armanino”) as our independent public accounting firm for the fiscal year ending March 27, 2021 and to perform other appropriate services. We are seeking ratification by our shareholders for this appointment. In the event of a negative vote, the Audit Committee will reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent public accounting firm at any time if the Audit Committee deems such a change to be in the best interests of the Company and its shareholders.

Armanino served as the Company’s independent public accounting firm for the three most recently completed fiscal years. Representatives of Armanino are expected to be present at the Annual Meeting with the opportunity to make a statement, if they desire to do so, and they are expected to be available to respond to appropriate questions.

The Audit Committee’s Charter provides that the Audit Committee must pre-approve all audit and non-audit services to be performed by the Company’s independent public accounting firm. In accordance with that requirement, the Audit Committee pre-approved all engagement of Armanino for all audit and non-audit services described below for the completed 2020 and 2019 fiscal years.

The following table presents aggregate fees billed for professional services rendered by Armanino LLP in fiscal years 2020 and 2019 in the following categories:

	2020	2019
Audit fees (1)	$158,641	$152,967
Audit-related fees	$—	$—
Tax fees	$—	$—
All other fees (2)	$31,772	$6,825

(1)

Audit fees consist of fees for professional services rendered for the audit of the Company’s annual consolidated financial statements (on Form 10-K) and review of consolidated financial statements included in the Company’s quarterly reports (on Form 10-Q).

(2)

All other fees consist of fees for professional services rendered for the services normally provided by the independent auditor in connection with our filing of an SEC registration statement and related public offering during 2019.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF ARMANINO LLP AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTING FIRM. THE PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY.

PROPOSAL 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 enables our shareholders to vote to approve, on an advisory (nonbinding) basis, the compensation of our named executive officers as disclosed in this proxy statement. This advisory vote is commonly referred to as a “say on pay” proposal.

Our Compensation Committee, which is responsible for designing and administering the Company’s executive compensation program, has designed our executive compensation program to provide a competitive yet equitable compensation and benefits package that reflects the Company’s performance and size, job complexity, and strategic value of the position while enabling long-term retention and motivation consistent with the long-term interests of our shareholders. We encourage you to carefully review the compensation discussion and Compensation Committee Report in this proxy statement beginning on Page 14 for details of Giga-tronics’ executive compensation, including Giga-tronics’ compensation philosophy and objectives, as well as the reasons and processes for how our Compensation Committee determined the structure and amounts of the fiscal year 2020 compensation of our executives.

We are asking our shareholders to support our executive compensation program. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our executives and the philosophy, policies and practices described in this proxy statement.

Accordingly, we are asking our shareholders to approve the following resolution:

RESOLVED, that the shareholders approve the compensation of Giga-tronics’ named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which includes the compensation tables and related narrative discussion).

The results of this advisory vote are not binding on Giga-tronics. However, our Compensation Committee values the opinions expressed by shareholders in their vote and will consider the outcome of the vote when making future compensation decisions for named executive officers.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 3. THE PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY.

PROPOSAL 4

APPROVAL OF AMENDED AND RESTATED 2018 EQUITY INCENTIVE PLAN

Introduction and Background

We are asking our shareholders to approve the Company’s Amended 2018 Plan to provide an additional 250,000 shares for the grant of equity award to officers, employees and directors.

The Board believes that the Company’s ability to retain and attract directors, officers and employees who have relevant experience in our industry and proven performance records is a critical factor that facilitates improved operating results and the implementation of our growth strategies. However, the competition for such well-qualified and experienced personnel is intense. While it is the policy of the Board to pay salaries that are competitive with comparable companies within and outside the Company’s industry, the Company’s ability to pay cash compensation at competitive levels may be limited compared to other companies with greater capital resources. In view of this limitation, the Company expects that equity awards will be an important component of the Company’s compensation program going forward. Therefore, the Board believes that, to be able to compete in retaining and recruiting directors, officers and employees, the Company must be able to grant equity compensation incentives to such personnel. Moreover, the Board believes that it is important to grant such equity incentives to these key service providers as a material component of their compensation, because such equity incentives reward those individuals for performance that improves the value of our shares and this serves to better align their interests with those of our shareholders.

The Company currently maintains the 2018 Equity Incentive Plan (the “Current 2018 Plan”), which was adopted by our Board and approved by our shareholders in 2018.

A maximum total of 166,666 shares of common stock could be issued under the Current 2018 Plan but this share allocation has largely been consumed. In particular, as of July 14, 2020, there were 24,493 shares available for future issuance under the Current 2018 Plan. In total, for all current and previous equity plans, as of that date there were 10,000 shares subject to outstanding restricted stock awards and 240,758 shares subject to outstanding stock options with a weighted average exercise price of $5.86 per share. On July 20, 2020, the closing price of Giga-tronics Incorporated common stock reported on the OTCQB market was $3.95 per share

As a result, on July 15, 2020, the Board approved, subject to shareholder approval, an amendment and restatement of the Current 2018 Plan to, among other things, increase the number of shares of our common stock that will be available for future grants of equity incentives by 250,000 shares to a maximum total of 416,666 shares. There are no other material changes to the Current 2018 Plan. At the Annual Meeting, we are asking our shareholders to vote to approve the Amended 2018 Plan.

If the Amended 2018 Plan is not approved, it could be detrimental to our goals of attracting, retaining and motivating our key service providers and aligning their interests with the interests of our shareholders. In that instance, we would then need to review and revise our compensation practices to be more cash-based in order to retain such key personnel. If we adopted alternative compensation programs that were more cash-based, we believe that the level of cash compensation required to offset the lack of availability of equity grants could result in (i) an increase in our overall compensation expense, which would be detrimental to our future operating results and (ii) a decrease in our cash flow, which would reduce cash available to be invested in operations and growth and/or returned to shareholders.

Summary of the Amended 2018 Plan

Below is a summary of the principal provisions of the Amended 2018 Plan. The summary is qualified by reference to the Amended 2018 Plan as set forth in Appendix A to this proxy statement.

General. The 2018 Plan provides for the following types of awards:

●	stock options;
●	stock appreciation rights;
●	restricted stock awards; and
●	stock grants.

The Compensation Committee has not yet approved or determined any additional awards to be granted under the Amended 2018 Plan.

Participants. Any of the Company’s or its affiliates’ employees, including their officers and their directors, including non-employee directors, may be selected by the Compensation Committee to participate in the Amended 2018 Plan. As of July 20, 2020, there were approximately 44 employees and five directors who will be eligible to participate in the Amended 2018 Plan.

Administration. The Amended 2018 Plan will be administered by the Compensation Committee. Members of the Compensation Committee serve until the appointment of their successors or their removal by the Board. The Board may at any time exercise any of the powers and responsibilities assigned to the Compensation Committee under the Amended 2018 Plan. Subject to the provisions of the Amended 2018 Plan, the Compensation Committee has complete authority to make all determinations with respect to awards to be granted, including the form of award and the recipient of the award. Subject to the provisions of the Amended 2018 Plan, the Compensation Committee also has complete authority to interpret the Amended 2018 Plan, to prescribe, amend and rescind rules and regulations relating to the Amended 2018 Plan, to determine the terms and provisions of any agreements concerning the terms of an award, and to make all other determinations necessary or advisable for the administration of the Amended 2018 Plan. All decisions, interpretations and other actions of the Compensation Committee are final and binding.

Stock options. Stock options may be granted under the Amended 2018 Plan, including options which are qualified as incentive stock options (“ISOs”), as defined under Section 422 of the Internal Revenue Code (the “Code”), and nonstatutory stock options. Options will not be exercisable at a price that is less than 100% of the fair market value of our common stock on the date of grant or, if the optionee holds at least 10% of the voting power of all classes of our stock, 110% of fair market value. The term of options will generally be ten years, except that incentive stock options granted to 10% shareholders will have a term of no more than five years. The Compensation Committee may allow an optionee to exercise an option before it vests, subject to the Company’s right to repurchase the shares or any other restriction the Compensation Committee imposes.

Upon the exercise of a stock option, the purchase price must be paid in full in either cash or its equivalent. The Compensation Committee may allow the optionee to make payment by tendering shares of our common stock having a fair market value equal to the exercise price. The Compensation Committee may also allow broker-assisted cashless exercises under which the Company issues shares on exercise of the option and is paid the purchase price from the sale of the shares by the optionee’s broker. The Compensation Committee may withhold shares on option exercise in payment of the exercise price and tax withholding and may also permit such other consideration that may be acceptable to the Compensation Committee.

Unless the Compensation Committee provides otherwise, Options continue to be exercisable for up to twelve months after an optionee’s association with the Company terminates due to death or disability and up to 90 days after an optionee’s association ends for other reasons.

Stock appreciation rights (“SARs”). An SAR entitles a participant to receive a payment equal in value to the difference between the fair market value of a share of stock on the date of exercise of the SAR over the price of the SAR on the date of grant. The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any SAR will be determined by the Compensation Committee at the time of the grant of award and will be reflected in the award agreement. Each SAR will be granted with an exercise price that is not less than 100% of the fair market value of the related shares of common stock on the date of grant.

Restricted stock. A restricted stock award is the grant of shares of our common stock exercisable currently at a price determined by the Compensation Committee (including zero), that is subject to forfeiture until specific conditions or goals are met. Conditions may be based on continuing employment (or services in the case of directors or consultants) or achieving performance goals specified by the Compensation Committee. During the period of restriction, participants holding restricted stock may, if permitted by the Compensation Committee, have full voting and dividend rights. The restrictions lapse in accordance with a schedule or other conditions determined by the Compensation Committee.

Stock grants. A stock grant is an award of shares of common stock without restriction. Stock grants may be made in certain circumstances to reward special performance or for other special reasons.

Acceleration of vesting. Awards will vest on schedules determined by the Committee. The vesting of any awards granted under the Amended 2018 Plan may be accelerated in full in the event of a change in control of the Company if the acquiring entity does not assume or replace the awards with comparable awards. In addition, the Compensation Committee may accelerate the exercisability of options and SARs (unless restricted by the Code in the case of incentive options) and any grant of restricted stock even if restrictions have not expired the event that the employment of the participants should subsequently terminate following such change of control or, under the general powers delegated to the Compensation Committee under the Plan, under such other circumstances as it determines.

Shares reserved for issuance. Subject to certain adjustments, The Company will be able to issue under the Amended 2018 Plan a maximum of 416,666 shares of our common stock, which represents approximately 15.8% of our issued and outstanding shares of common stock, and 14.8% of the numbers of issued and outstanding shares assuming the conversion of all of the outstanding shares of our preferred stock. In comparison, the Current 2018 Plan authorizes the issuance of up to 166,666 shares for awards. The Board believes that this number of shares constitutes reasonable potential equity dilution and provides a significant incentive for employees to increase the value of the Company for all shareholders. The maximum aggregate number of shares of our common stock which may be issued pursuant to or subject to outstanding incentive stock options granted under the Amended 2018 Plan is 416,666. If any shares subject to an award are forfeited, expired terminated or cancelled or if an award terminates or expires without a distribution of shares to the participant, the shares of Company common stock with respect to such award will, to the extent of any such forfeiture, cancellation, termination or expiration again be available for awards under the Amended 2018 Plan. Shares withheld in payment of tax withholding on exercise of awards, shares tendered by participants in payment of the exercise price of options and the purchase price of restricted stock, and shares cancelled or forfeited by participants, do not become available for future grants under the Amended 2018 Plan. As exhibited by the Company’s responsible use of equity over the past several years and good corporate governance practices associated with equity and executive compensation practices in general, the stock reserved under the Amended 2018 Plan will provide the Company with the platform needed for continued Company growth, while managing program costs and share utilization levels.

Historical Grants of Awards under the Current 2018 Plan. The following table sets forth the number of shares subject to all stock options granted under the Current 2018 Plan and all restricted shares awarded under the Current 2018 Plan through July 20, 2020 under the Current 2018 Plan, irrespective of whether the awards have been exercised, cancelled, have vested or are still outstanding.

Name and Position	Number of Option Shares	Number of Shares of Restricted Stock
John R. Regazzi President and Chief Executive Officer	26,682
Lutz P., Henckels, Executive Vice President, Chief Financial Officer and Chief Operating Officer	26,682
Armand Pantalone, Chief Technology Officer	8,012
All current executive officers as a group	81,388
All non-employee directors as a group	7,354	10,000
All employees as a group (excluding executive officers)	29,432

Limitation of Rights. Participants in the Amended 2018 Plan will not be deemed for any purpose to be shareholders of the Company with respect to any of the shares of stock subject to an award unless and until a certificate has been issued for the shares. However, the Compensation Committee may allow holders of restricted stock to exercise voting rights and receive dividends during the restricted period. Any stock issued pursuant to awards is subject to any restrictions on transfer imposed by our articles of incorporation and bylaws and by applicable law.

Transferability. Except as otherwise provided in the Amended 2018 Plan, options and awards are not transferable, and no options, awards or interests in them may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated other than by will or the laws of descent and distribution. All of a participant’s rights in any option or award may be exercised during the life of the participant only by the participant or the participant’s legal representative. However, the Compensation Committee may allow a non-statutory stock option or restricted stock to be transferred by the recipient to a family member, provided no compensation or value is paid for the transfer.

Amendment and Termination. The Board may terminate, amend or modify the Amended 2018 Plan at any time, with shareholder approval to the extent necessary to comply with any applicable law, regulation or listing standard of any market where our securities trade. The Company may not make any grants under the Amended 2018 Plan after the tenth anniversary of the date the plan was approved by our shareholders. Awards outstanding at the time the Amended 2018 Plan is amended or terminated will continue in existence, and the terms of the Amended 2018 Plan will continue to apply to them, until the awards are exercised, cancelled or forfeited.

Change of Control. To the extent not vested, in the event of an acquisition constituting a change of control of the Company, all awards under the Amended 2018 Plan will automatically vest if not assumed by the acquiring company or replaced by a similar award. In addition, the Committee generally has the authority to accelerate the vesting of any Award.

Equitable Adjustments. If the outstanding number of shares of our common stock (or any other securities covered by the Amended 2018 Plan by reason of any prior adjustment) are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such outstanding shares of common stock, through merger, consolidation, sale of all or substantially all the property of the Company, reorganization, combination, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar distribution of the Company’s equity securities without the receipt of consideration by the Company or if there occurs such other extraordinary corporate action or change in law or accounting principles not specifically covered by the foregoing which, in any such case, the Compensation Committee determines, in its sole discretion, affects the shares of our common stock such that an adjustment is determined by the Compensation Committee to be appropriate, including but not limited to an extraordinary cash or property distribution on shares of common stock, a corporate separation or other reorganization or liquidation, an appropriate and proportionate equitable substitution or proportionate adjustment will be made in (i) the maximum numbers and kinds of shares permitted for issuance under the Amended 2018 Plan, (ii) the numbers and kinds of shares or other securities subject to the then outstanding awards, (iii) the exercise price for each share or other unit of any other securities subject to then outstanding awards (without change in the aggregate purchase price as to which such awards remain exercisable), and (iv) the repurchase price of each share of restricted stock then subject to a risk of forfeiture in the form of a Company repurchase right. In addition, in connection with a change in control, the Compensation Committee may terminate all outstanding awards for the payment of cash or in-kind consideration having an aggregate fair market value equal to the excess of the fair market value of the shares of common stock, cash or other property covered by such awards over the aggregate exercise price, if any, of such awards, but if the exercise price of any outstanding award is equal to or greater than the fair market value of the shares of common stock, cash or other property covered by such award, the Compensation Committee may cancel the award without the payment of any consideration to the participant. With respect to awards subject to foreign laws, adjustments will be made in compliance with applicable requirements. Except to the extent determined by the plan administrator, adjustments to incentive stock options will be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code.

Registration with the SEC. Upon approval of the Amended 2018 Plan, the Company plans to file a registration statement with the SEC to register the additional shares available under the Amended 2018 Plan.

Certain Federal Income Tax Effects

The following is a summary of certain United States federal income tax consequences of awards under the Amended 2018 Plan. It does not purport to be a complete description of all applicable rules, and those rules (including those summarized here) are subject to change.

Nonstatutory Stock Options. A participant who has been granted a nonstatutory stock option will not recognize taxable income upon the grant of a nonstatutory stock option. Rather, at the time of exercise of such nonstatutory stock option, the participant will recognize ordinary income for income tax purposes in an amount equal to the excess of the fair market value of the shares purchased over the exercise price. The Company generally will be entitled to a tax deduction at such time and in the same amount that the participant recognizes ordinary income. If shares acquired upon exercise of a nonstatutory stock option are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of such exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant.

Incentive Stock Options. A participant who has been granted an ISO will not realize taxable income at the time of grant, and the Company will not be entitled to a tax deduction at that time. The exercise of an ISO will not result in taxable income to the participant provided that the participant was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled). The excess of the fair market value of the shares of common stock at the time of the exercise of an ISO over the exercise price is included in calculating the participant's alternative minimum taxable income for the tax year in which the incentive stock option is exercised unless the participant disposes of the shares in the year of exercise. If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the ISO or within one year after the transfer of such shares to the participant, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed to the participant as capital gain and the Company will not be entitled to a corresponding tax deduction. The participant will generally recognize a capital loss to the extent that the amount realized is less than the exercise price. If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and the Company will be entitled to a corresponding tax deduction. Any amount realized in excess of the value of the shares on the date of exercise will be capital gain. If the amount realized is less than the exercise price, the participant will not recognize ordinary income, and the participant will generally recognize a capital loss equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Stock Appreciation Rights. A participant who is granted an SAR generally will not recognize ordinary income upon receipt of the SAR. Rather, at the time of exercise of such SAR, the participant will recognize ordinary income for income tax purposes in an amount equal to the value of any cash received and the fair market value on the date of exercise of any shares received. The Company generally will be entitled to a tax deduction at such time and in the same amount, if any, that the participant recognizes as ordinary income. The participant’s tax basis in any common shares received upon exercise of an SAR will be the fair market value of the shares of common stock on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant.

Restricted Stock. A participant generally will not be taxed upon the grant of restricted shares, but rather will recognize ordinary income in an amount equal to the fair market value of the shares at the earlier of the time the shares become transferable or are no longer subject to a substantial risk of forfeiture (within the meaning of the Code). The Company generally will be entitled to a deduction at the time when, and in the amount that, the participant recognizes ordinary income on account of the lapse of the restrictions. A participant’s tax basis in the shares will equal their fair market value at the time the restrictions lapse, and the participant’s holding period for capital gains purposes will begin at that time. Any cash dividends paid on the shares before the restrictions lapse will be taxable to the participant as additional compensation and not as dividend income, unless the individual has made an election under Section 83(b) of the Code. Under Section 83(b) of the Code, a participant may elect to recognize ordinary income at the time the restricted shares are awarded in an amount equal to their fair market value at that time, notwithstanding the fact that such shares are subject to restrictions or transfer and a substantial risk of forfeiture. If such an election is made, no additional taxable income will be recognized by such participant at the time the restrictions lapse, the participant will have a tax basis in the shares equal to their fair market value on the date of their award, and the participant’s holding period for capital gains purposes will begin at that time. The Company generally will be entitled to a tax deduction at the time when, and to the extent that, ordinary income is recognized by such participant.

The preceding discussion is based on U.S. tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the U.S. income tax aspects of the Amended 2018 Plan. A participant in the Amended 2018 Plan may also be subject to state and local taxes in connection with the grant of awards under the Amended 2018 Plan. Plan participants are encouraged to consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF AMENDED AND RESTATED 2018 EQUITY INCENTIVE PLAN. THE PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY.

SHAREHOLDER PROPOSALS

Under Exchange Act Rule 14a-8, any shareholder desiring to submit a proposal for inclusion in our proxy materials for our 2021 Annual Meeting of Shareholders must provide the Company with a written copy of that proposal by no later than April 1, 2021, which is the 120th day before the first anniversary of the date on which the Company’s proxy materials for the Annual Meeting are being released. We expect the 2021 Annual Meeting of Shareholders to be held on or around September 16, 2021. However, if the date of our 2021 Annual Meeting of Shareholders changes by more than 30 days from the date of the Annual Meeting, then the deadline would be a reasonable time before we begin to print and mail our proxy materials for our 2021 Annual Meeting of Shareholders. Proposals should be addressed to the Corporate Secretary, Giga-tronics Incorporated, 5990 Gleason Drive, Dublin, California 94568.

SEC rules permit proxy holders to vote in their discretion on matters proposed by a shareholder and not described in the proxy statement only if the Company did not receive notice of the proposal and certain additional information at least 45 days in advance of the anniversary of the proxy mailing date for the previous year’s meeting or a reasonable period in advance if the meeting date is changed by more than 30 days from the previous year. Next year we expect this deadline date will be June 25, 2021.

The Annual Report of Giga-tronics for the fiscal year ended March 28, 2020 is being mailed with this mailing of the Notice of Annual Meeting and Proxy Statement to all shareholders entitled to notice of and to vote at the Annual Meeting. Giga-tronics will mail the Annual Report on Form 10-K for the most recent fiscal year to any shareholder who requests a copy. Requests should be sent to the Corporate Secretary as noted above for proposals.

OTHER MATTERS

Giga-tronics knows of no other business which will be presented at the Annual Meeting other than the proposals included in the Notice of Meeting. If any other business is properly brought before the Annual Meeting, persons appointed as proxies for the shareholders will vote on these matters in accordance with their judgments. Regardless of whether you intend to be present at the Annual Meeting, you are urged to complete, date, sign and return your proxy promptly.

The Report of the Compensation Committee, the Report of the Audit Committee, and the statement of independence of Audit Committee members referred to under “Information About the Board and Committees of the Board” are not to be considered as filed with the Securities and Exchange Commission or incorporated by reference into any other filings which the Company makes with the Exchange Commission under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, nor is this information considered as proxy soliciting material. These portions of this proxy statement are not a part of any of those filings unless otherwise stated in those filings.

By order of the Board of Directors,

/s/ William J. Thompson
William J. Thompson
Chairman of the Board of Directors

Dublin, California

July 23, 2020

Appendix

Giga-tronics Incorporated

Amended and Restated 2018 Equity Incentive Plan

1.           Purpose. The Amended and Restated 2018 Equity Incentive Plan (the “Plan”) of Giga-tronics Incorporated, a California corporation (the “Company”), is intended to encourage ownership of Stock by employees and directors of the Company and its Affiliates and to provide additional incentive for them to promote the success of the Company’s business. The Plan is intended to be a plan referenced in Section 422 of the Code, but not all Awards are required to be Incentive Options. The Plan was amended and restated effective September 17, 2020 (1) to reflect the effect of a 15-for-1 reverse split of the Stock and (2) to increase the maximum aggregate number of shares of Stock which may be issued pursuant to or subject to Awards by 250,000 shares, an increase from 166,666 shares to 416,666 shares (each on a post-split basis).

2.           Definitions. As used in the Plan, the following terms shall have the following meanings:

2.1     Accelerate, Accelerated, and Acceleration means:

(a) when used with respect to an Option or Stock Appreciation Right, that as of the time of reference the Option or Stock Appreciation Right will become exercisable with respect to some or all of the Stock or Stock Appreciation Right for which it was not then otherwise exercisable by its terms; and

(b) when used with respect to Restricted Stock, that the Risk of Forfeiture otherwise applicable to such Restricted Stock shall expire with respect to some or all of the Restricted Stock then still otherwise subject to the Risk of Forfeiture for which it was not then otherwise expired by its terms.

2.2     Acquisition means a merger or consolidation of the Company with or into another person or the sale, transfer, or other disposition of all or substantially all of the Company’s assets to one or more other persons in a single transaction or series of related transactions.

2.3     Affiliate means any corporation, partnership, limited liability company, business trust, or other entity controlling, controlled by or under common control with the Company.

2.4     Award means any grant or sale pursuant to the Plan of Options, Stock Appreciation Rights, Restricted Stock, or Stock Grants.

2.5     Award Agreement means an agreement between the Company and a Participant, setting forth the terms and conditions of an Award.

2.6     Board means the Board of Directors of the Company.

2.7     Change of Control means and shall be deemed to have occurred if:

(a) other than by way of merger into or consolidation with another corporation, or merger of another corporation into the Company or any Subsidiary, any one person, or more than one person acting as a group, acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company;

(b) a majority of the members of the board of directors of the Company is replaced during any 18-month period by directors whose appointment or election is not endorsed by a majority of the members of the Company’s board of directors prior to the date of appointment or election; or

(c) a merger into or consolidation with another corporation, or merger of another corporation into the Company or any Subsidiary, and as a result of which less than 50% of the combined voting power of the resulting corporation immediately after the merger or consolidation is held in the same proportion by persons who were shareholders of the Company or any Subsidiary immediately before the merger or consolidation;

(d) other than by way of merger into or consolidation with another corporation, or merger of another corporation into the Company or any Subsidiary, one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or group), assets from the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all assets of the Company immediately prior to such acquisition or acquisitions. For purposes of the preceding clause (c), there is no acquisition of assets if the assets are transferred to:

(i) a shareholder of the Company in exchange for or with respect to its stock;

(ii) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company;

(iii) a person, or more than one person acting as a group, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company; or

(iv) an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a person described in the preceding clause (iii).

Notwithstanding the foregoing, (i) a Change of Control shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the holders of Stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions and (ii) to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, a Change of Control shall be deemed to have occurred under the Plan with respect to any Award that constitutes deferred compensation under Section 409A of the Code only if a change in the ownership or effective control of the Company or a change in ownership of a substantial portion of the assets of the Company shall also be deemed to have occurred under Section 409A of the Code. For purposes of this definition of Change of Control, the term “person” shall not include (i) the Company or any Subsidiary thereof, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary thereof, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of shares of the Company.

2.8     Code means the Internal Revenue Code of 1986, as amended, or any successor statutes thereto, and any regulations issued from time to time thereunder.

2.9     Committee means the Compensation Committee of the Board, which in general is responsible for the administration of the Plan, as provided in Section 5. For any period during which no such committee is in existence, “Committee” means the Board, and all authority and responsibility assigned to the Committee under the Plan shall be exercised, if at all, by the Board. In the discretion of the Board, the Committee may consist solely of two or more Non-Employee Directors in accordance with Rule 16b-3 under the Exchange Act. In addition, the Board or the Committee, in its discretion, may delegate to a committee of two or more persons, who may but need not be Outside Directors or Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

2.10   Continuous Service means the absence of any interruption or termination of service as an employee or director of the Company or any Subsidiary. Continuous Service shall not be considered interrupted during any period of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company and any Parent, Subsidiary or successor of the Company. Military, family or sick leave or other public (such as jury duty) or personal leave approved by an authorized representative of the Company shall not be deemed an interruption or termination of Continuous Service, provided that it does not exceed the longer of 90 days or the period during which the absent Participant’s reemployment rights, if any, are guaranteed by statute or by contract.

2.11   Effective Date means the date on which this Plan is approved by the Company’s shareholders.

2.12   Exchange Act means the Securities Exchange Act of 1934, as amended.

2.13   Exercise Price means, (i) with respect to any Option, the per share price at which a holder of such Option may purchase shares of Stock issuable upon exercise of such Award, and (ii) with respect to a Stock Appreciation Right, the base price per share of such Stock Appreciation Right.

2.14   Grandfathered Arrangement means an Award which is provided pursuant to a written binding contract in effect on November 2, 2017, and which was not modified in any material respect on or after November 2, 2017, within the meaning of Section 13601(e)(2) of P.L. 115.97, as may be amended from time to time (including any rules and regulations promulgated thereunder).

2.15   Grant Date means the date as of which an Award is granted, which for an Option shall be as determined under Section 7.1(a).

2.16   Incentive Option means an Option which by its terms is to be treated as an “incentive stock option” within the meaning of Section 422 of the Code.

2.17   Market Value means the value of a share of Stock on a particular date determined by such methods or procedures as may be established by the Committee consistent with the requirements of Section 409A of the Code. Unless otherwise determined by the Committee, the Market Value of a share of Stock (i) if the Stock is admitted to trading on a national securities exchange, as of any date is the closing price as reported on the Nasdaq Capital Market (or on the principal national securities exchange or other established market on which or through which the Stock is then traded) for that date or, if no closing price is reported for that date, the closing price on the next preceding date for which a closing price was reported and (ii) if the Stock or other security is then traded in an over-the-counter market, the fair market value on any date shall be the average of the closing bid and asked prices for such share in such over-the-counter market for the last preceding date on which there was a sale of such share in such market.

2.18   Nonstatutory Option means any Option that is not an Incentive Option.

2.19   Option means an Incentive Option or a Nonstatutory Option.

2.20   Optionee means a Participant to whom an Option shall have been granted under the Plan or to whom an Option has been transferred pursuant to Section 6.4.

2.21   Parent means a parent corporation of the Company, whether now or hereafter existing, as defined by Section 424(e) of the Code.

2.22   Participant means any recipient or Permitted Transferee of an outstanding Award or of securities issued pursuant to an Award.

2.23   Permitted Transferee means any of the persons or entities to which certain awards may be transferred as provided in Section 6.4 of the Plan.

2.24   person means an individual, a corporation, a partnership, a limited liability company, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

2.25   Restricted Stock means Stock granted or sold to a Participant subject to a Risk of Forfeiture.

2.26   Restriction Period means the period of time, established by the Committee in connection with an Award of Restricted Stock, during which the Restricted Stock is subject to a Risk of Forfeiture described in the applicable Award Agreement.

2.27   Risk of Forfeiture means a limitation on the right of the Participant to retain Restricted Stock, including a right of the Company to reacquire Restricted Stock for no value or below Market Value, arising because of the occurrence or non-occurrence of specified events or conditions.

2.28   Securities Act means the Securities Act of 1933, as amended.

2.29   SEC means the U.S. Securities and Exchange Commission.

2.30   Stock means common stock, no par value, of the Company, and such other securities as may be substituted for Stock pursuant to Section 8.

2.31   Stock Appreciation Right means a right to receive in cash any excess in the Market Value of a share of Stock on the date of exercise (except as otherwise provided in Section 7.2(c)) over a specified Exercise Price.

2.32   Stock Grant means the grant of Stock not subject to restrictions or other forfeiture conditions.

2.33   Subsidiary means a subsidiary corporation of the Company, whether now or hereafter existing, as defined in Section 424(f) of the Code.

2.34   Ten Percent Owner means a person who owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any Parent or Subsidiary of the Company). Whether a person is a Ten Percent Owner shall be determined with respect to an Option based on the facts existing immediately prior to the Grant Date of the Option.

2.35   Vesting Commencement Date means, with respect to an Award, the date, determined by the Committee, on which the vesting of the Award commence, which may be the Grant Date or a date prior to or after the Grant Date.

3.           Term of the Plan. Unless the Plan shall have been earlier terminated by the Board, Awards may be granted from the Effective Date until immediately prior to the tenth anniversary of the Effective Date. Awards granted pursuant to the Plan within that period shall not expire solely by reason of the termination of the Plan.

4.           Stock Subject to the Plan. Subject to Section 8, the maximum aggregate number of shares of Stock which may be issued pursuant to or subject to Awards is 416,666. The maximum aggregate number of shares of Stock which may be issued pursuant to or subject to Incentive Options granted under the Plan is 416,666. The shares of Stock subject to the Plan may be authorized but unissued shares or reacquired shares, bought on the open market or otherwise. If any Option or Stock Appreciation Right expires, terminates, or is cancelled for any reason without having been exercised in full, or if any other Award is forfeited by the Participant, the shares of Stock to which the Award relates which are not acquired by the Optionee or which are forfeited by the Participant shall again be available for Awards to be granted under the Plan. In addition, exercise or settlement of any Award shall not count against the foregoing limitations except to the extent settled in the form of Stock. Shares of Stock issued pursuant to Awards which are later repurchased by the Company pursuant to any repurchase right (other than the repurchase of shares that have not vested and are subject to forfeiture prior to vesting) that the Company may have shall not be available for future grant of Awards under the Plan. If any shares subject to an Award are not delivered to a Participant because such shares are withheld for the payment of taxes or the Award is exercised through a reduction of shares subject to the Award through the “net exercise” feature described herein, the number of shares that are not delivered to the Participant will be available for issuance under the Plan. If the Exercise Price of any Award is satisfied by tendering shares of Stock held by the Participant, then the number of shares so tendered will be available for issuance under the Plan.

5.           Administration. The Plan shall be administered by the Committee; provided, however, that at any time and on any one or more occasions the Board may itself exercise any of the powers and responsibilities assigned the Committee under the Plan and when so acting shall have the benefit of all of the provisions of the Plan pertaining to the Committee’s exercise of its authorities hereunder. Subject to the provisions of the Plan, the Committee shall have complete authority, in its discretion, to make or to select the manner of making all determinations with respect to each Award to be granted by the Company under the Plan, including the employee or director to receive the Award, the number of shares of Stock subject to Awards and the form and terms and conditions of any Award. In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees and directors, their present and potential contributions to the success of the Company and Affiliates, and such other factors as the Committee in its discretion shall deem relevant. In addition, subject to the provisions of the Plan, the Committee shall have complete authority to (A) determine the (i) the Exercise Price of each Option and each Stock Appreciation Rights or the purchase price of any other Award, (ii) subject to the requirements of Section 409A of the Code (to the extent applicable) and to Section 8.1, any amendments to the terms and conditions of outstanding Awards, including, but not limited to, extending the exercise period of such Awards and accelerating the vesting and/or payment schedules of such Awards); (B) determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing Stock Awards; (C) determine the Market Value in accordance with the terms of the Plan; (D) determine the duration and purpose of leaves of absence which may be granted to a Participant without constituting termination of the Participant’s service or employment for purposes of Awards granted under the Plan; (E) adopt, alter and repeal such administrative rules, regulations, guidelines and practices governing the Plan as it shall from time to time deem advisable; (F) otherwise supervise the administration of the Plan and to exercise all powers and authorities either specifically granted under the Plan or necessary and advisable in the administration of the Plan; and (G) consistent with Section 7.5, to prescribe, amend and rescind rules and regulations relating to sub-plans established for the purpose of satisfying applicable non-United States laws or for qualifying for favorable tax treatment under applicable non-United States laws, which rules and regulations may be set forth in an appendix or appendixes to the Plan. Subject to the provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Award Agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan. The Committee’s determinations on matters referred to in the Plan shall be final, binding and conclusive on all persons having or claiming any interest under the Plan or an Award made pursuant hereto.

6.           Authorization of Grants.

6.1     Eligibility. The Committee may grant from time to time and at any time prior to the termination or expiration of the Plan one or more Awards, either alone or in combination with any other Awards, to any employee of the Company or any Affiliates or to any member of the Board or of any board of directors (or similar governing authority) of any Affiliate. However, only employees of the Company, and of any Parent or Subsidiary of the Company, shall be eligible for the grant of an Incentive Option.

6.2     General Terms of Awards. Each grant of an Award shall be subject to all applicable terms and conditions of the Plan (including but not limited to any specific terms and conditions applicable to that type of Award set out in the following Section), and such other terms and conditions, not inconsistent with the terms of the Plan, as the Committee may prescribe. No prospective Participant shall have any rights with respect to an Award, unless and until such Participant has (a) (i) executed an Award Agreement with respect to such Award and delivered a fully executed copy of such Award Agreement to the Company, or (ii) otherwise affirmatively assented to the terms and conditions of an Award Agreement with respect to such Award, including by “click through” agreement, pursuant to procedures and guidelines approved by the Committee, and (b) otherwise complied with the applicable terms and conditions of such Award.

6.3     Effect of Termination of Employment, Disability or Death.

(a)     Termination of Employment, Etc. Unless the Committee shall provide otherwise (consistent with applicable law and other relevant restrictions) with respect to any Award, if the Participant’s Continuous Service ends for any reason other than by total disability or death, including because of the Participant’s employer ceasing to be an Affiliate, (i) any outstanding Option or Stock Appreciation Right of the Participant shall cease to be exercisable in any respect 90 days following that event and, for the period it remains exercisable following that event, shall be exercisable only to the extent exercisable at the date of that event, subject to the condition that no Option or Stock Appreciation Right shall be exercised after its expiration in accordance with its terms, and (ii) any other outstanding Award of the Participant shall be forfeited or otherwise subject to return to or repurchase by the Company on the terms specified in the applicable Award Agreement.

(b)     Disability of Participant. Unless the Committee shall provide otherwise (consistent with applicable law and other relevant restrictions) with respect to any Award, if a Participant’s Continuous Service ends due to disability (as defined in Section 22(e)(3) of the Code), and such Participant was in Continuous Service from the Grant Date until the date of termination of service, (i) any outstanding Option or Stock Appreciation Right of the Participant shall cease to be exercisable in any respect twelve months following the date of termination of Continuous Service and, for the period it remains exercisable following that event, shall be exercisable only to the extent exercisable at the date of that event, subject to the condition that no Option or Stock Appreciation Right shall be exercised after its expiration in accordance with its terms, and (ii) any other outstanding Award of the Participant shall be forfeited or otherwise subject to return to or repurchase by the Company on the terms specified in the applicable Award Agreement.

(c)     Death of Participant. Unless the Committee shall provide otherwise (consistent with applicable law and other relevant restrictions) with respect to any Award, in the event of the death of a Participant who was in Continuous Service from the Grant Date until the date of death, (i) any outstanding Option or Stock Appreciation Right of the Participant shall cease to be exercisable in any respect twelve months following that event and, for the period it remains exercisable following the date of death, shall be exercisable by such Participant’s estate or by a person who acquired the right to exercise such Award by bequest, inheritance or otherwise as a result of the Participant’s death, but only to the extent exercisable at the date of death, subject to the condition that no Option or Stock Appreciation Right shall be exercised after its expiration in accordance with its terms, and (ii) any other outstanding Award of such Participant shall be forfeited or otherwise subject to return to or repurchase by the Company on the terms specified in the applicable Award Agreement.

(d)     Extension of Termination Date. An Award Agreement may provide that if the exercise of the Award following the termination of the Participant’s Continuous Service would be prohibited at any time solely because the issuance of shares of Stock would violate the registration requirements under the Securities Act, then the Award will terminate on the earlier of (i) the expiration of the term of the Award set forth in the Award Agreement or (ii) the expiration of a period of three consecutive months after the termination of the Participant’s Continuous Service during which the exercise of the Award would not be in violation of such registration requirements, but only to the extent exercisable at the date of such termination, subject to the condition that no Option or Stock Appreciation Right shall be exercised after its expiration in accordance with its terms. Pursuant to the Code, any extension of the exercisability of an Incentive Option pursuant to this Section 6.3(d) will cause the Incentive Option to be treated as a Nonstatutory Option.

6.4     Transferability of Awards. Except as otherwise provided in this Section 6.4, Awards shall not be transferable, and no Award or interest therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All of a Participant’s rights in any Award may be exercised during the life of the Participant only by the Participant or the Participant’s legal representative. However, the Committee may, at or after the grant of an Award of a Nonstatutory Option, Stock Appreciation Right or Restricted Stock, provide that such Award may be transferred by the Participant through a gift or domestic relations order in settlement of marital property rights to any of the following donees or transferees and may be reacquired by the Participant from any of such donors or transferees (each a “Permitted Transferee”):

(a)     any “family member,” which includes any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships and any individual sharing the Participant’s household (other than a tenant or employee);

(b)     a trust in which family members have more than 50% of the beneficial interest;

(c)     a foundation in which family members (or the Participant) control the management of assets; and

(d)     any other entity in which family members (or the Participant) own more than 50% of the voting interests,

provided, that (x) any such transfer is without payment of any value whatsoever and that no transfer shall be valid unless first approved by the Committee, acting in its sole discretion; (y) the Award Agreement pursuant to which such Awards are granted, and any amendments thereto, must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Section 6.4; and (z) subsequent transfers of transferred Awards shall be prohibited except in accordance with this Section 6.4. Following transfer, any such Awards and any securities issued pursuant thereto shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term of the Plan and the Award Agreement shall continue to be applied with respect to the original Participant, and any Awards shall be exercisable by the transferee only to the extent and for the periods specified in the Award Agreement or Section 6.3, as applicable.

6.5     Cancellation of Awards For Improper Acts of Participant. If, at any time during the course of a Participant’s employment with the Company or any Affiliates or within six months after termination of Continuous Service, a Participant engages in any activity in competition with any business activity of the Company of any Affiliates, or inimical, contrary or harmful to the interests of the Company or any Affiliates, including, but not limited to:

(a) conduct related to the Participant’s employment for which either criminal or civil penalties may be sought,

(b) violation of the policies of the Company or any Affiliates, including, without limitation, personnel and insider trading policies,

(c) accepting employment with or serving as a consultant, advisor or in any other capacity to an employer that is in competition with or acting against the interests of the Company or any Affiliates,

(d) employing or recruiting any present, former or future employee of the Company or any of its Affiliates,

(e) disclosing or misusing any confidential information or material concerning the Company or any Affiliates, or

(f) participating in a hostile takeover attempt, tender offer or proxy contest involving the Company or any Affiliates,

then (1) all Awards shall terminate and be forfeited effective the date on which the Participant enters into such activity, unless terminated or forfeited sooner by operation of another term of condition of the Plan or an Award Agreement or by operation of law, (2) any cash, security or other property acquired by a Participant pursuant to an Award during the Forfeiture Period shall be forfeited, and (3) any gain realized by a Participant from the sale of any security acquired under any Award during the Forfeiture Period shall be paid by the Participant to the Company. The “Forfeiture Period” shall mean the period commencing on the Grant Date of the Award and ending six months after termination of Continuous Service.

7.           Specific Terms of Awards.

7.1     Options.

(a)     Date of Grant. The granting of an Option shall take place upon Committee approval of the grant or such later time as may be specified in the Award Agreement.

(b)     Exercise Price. Unless otherwise provided by law, the per share Exercise Price at which Stock may be acquired under each Incentive Option and each Nonstatutory Option shall be not less than 100% of the Market Value of a share of Stock on the Grant Date, or not less than 110% of the Market Value of a share of Stock on the Grant Date if the Optionee is a Ten Percent Owner.

(c)     Exercise Period. No Incentive Option may be exercised on or after the tenth anniversary of the Grant Date, or on or after the fifth anniversary of the Grant Date if the Optionee is a Ten Percent Owner. No Nonstatutory Option may be exercised on or after the tenth anniversary of the Grant Date.

(d)     Exercisability. An Option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine. Method of Exercise. An Option may be exercised by the Optionee giving written notice, in the manner provided in Section 16, specifying the number of shares of Stock with respect to which the Option is then being exercised. The notice shall be accompanied by payment in the form of cash or check payable to the order of the Company in an amount equal to the Exercise Price of the Stock to be purchased plus any applicable tax withholding or, if the Committee had so authorized upon the grant of an Incentive Option or on or after grant of a Nonstatutory Option (and subject to such conditions, if any, as the Committee may deem necessary to avoid adverse accounting or tax effects on the Company) by:

(i)       delivery to the Company of Stock having a Market Value equal to the Exercise Price of the shares of Stock with respect to which the Option is then being exercised

(ii)      a “net exercise” of the Option (as further described below),

(iii)     delivery to the Company of a cash payment made pursuant to a “cashless” exercise program (as further described below),

(iv)     any other form of legal consideration that may be acceptable to the Committee.

Subject to compliance with applicable law and regulation, including but not limited to Section 402 of the Sarbanes-Oxley Act of 2002, if the Stock is traded on an established market, payment of any Exercise Price may also be made through and under the terms and conditions of any formal “cashless” exercise program authorized by the Committee entailing the sale of the Stock subject to an Option in a brokered transaction (other than to the Company). Receipt by the Company of such notice and payment in any authorized or combination of authorized means shall constitute the exercise of the Option. Within 30 days thereafter but subject to the remaining provisions of the Plan, the Company shall deliver or cause to be delivered to the Optionee or his agent a certificate or certificates for the number of shares of Stock then being purchased. Stock issued and paid for pursuant to this section shall be fully paid and nonassessable.

In the case of a “net exercise” of an Option, the Company will not require a payment of the Exercise Price of the Option from the Participant but will reduce the number of shares of Stock issued upon the exercise by the largest number of whole shares that have a Fair Market Value that does not exceed the aggregate Exercise Price. With respect to any remaining balance of the aggregate Exercise Price, the Company will accept a cash payment from the Participant.

The number of shares of Stock underlying an Option will decrease following the exercise of such Option to the extent of (i) shares used to pay the Exercise Price of an Option under the “net exercise” feature, (ii) shares actually delivered to the Participant as a result of such exercise and (iii) shares withheld for purposes of tax withholding.

(e)     Early Exercise. The Option may include a provision whereby the Participant may elect at any time before his or her Continuous Service terminates to exercise the Option as to any part or all of the shares of Stock subject to the Option prior to the full vesting of the Option. Any unvested shares of Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Committee determines to be appropriate.

(f)     Limit on Incentive Option Characterization. An Option shall be considered to be an Incentive Option only to the extent that the number of shares of Stock for which the Option first becomes exercisable in a calendar year do not have an aggregate Market Value (as of the date of the grant of the Option) in excess of the “current limit.” The current limit for any Optionee for any calendar year shall be $100,000 minus the aggregate Market Value at the date of grant of the number of shares of Stock available for purchase for the first time in the same year under each other incentive option previously granted to the Optionee under all other plans of the Company and Affiliates. Any Stock which would cause the foregoing limit to be violated shall be deemed to have been granted under a separate Nonstatutory Option, otherwise identical in its terms to those of the Incentive Option. The current limit will be calculated according to the chronological order in which the Options were granted.

(g)     Notification of Disposition. Each person exercising any Incentive Option granted under the Plan shall be deemed to have covenanted with the Company to report to the Company any disposition of such shares prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code and, if and to the extent that the realization of income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, promptly to remit to the Company an amount in cash sufficient to satisfy those requirements.

7.2     Stock Appreciation Rights.

(a)     Tandem or Stand-Alone. Stock Appreciation Rights may be granted in tandem with an Option (at or, in the case of a Nonstatutory Option, after the award of the Option), or alone and unrelated to an Option. Stock Appreciation Rights in tandem with an Option shall terminate to the extent that the related Option is exercised, expires or is cancelled, and the related Option shall terminate to the extent that the tandem Stock Appreciation Rights are exercised, expire or are cancelled.

(b)     Exercise Price. Stock Appreciation Rights shall have such Exercise Price as the Committee may determine, except that in the case of Stock Appreciation Rights in tandem with Options, the Exercise Price of the Stock Appreciation Rights shall equal the Exercise Price of the related Option; but in no event shall be less than 100% of the Market Value of a share of Stock on the Grant Date.

(c)     Exercise Period. No Stock Appreciation Right may be exercised on or after the tenth anniversary of the Vesting Commencement Date.

(d)     Exercisability. A Stock Appreciation Right will become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine.

(e)     Method of Exercise. A Stock Appreciation Right may be exercised by the Optionee giving written notice, in the manner provided in Section 16, specifying the number of shares of Stock with respect to which the Stock Appreciation Right is then being exercised.

7.3     Restricted Stock.

(a)     Purchase Price. Shares of Restricted Stock shall be issued under the Plan for such consideration, in cash, other property or services, or any combination thereof, as is determined by the Committee.

(b)     Issuance of Certificates. Each Participant receiving a Restricted Stock Award, subject to Section 7.3(c), may       be issued a stock certificate in respect of such Restricted Stock. Such certificate shall be registered in the name of such Participant, and, if applicable, shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award which includes language substantially in the following form:

The transferability of this certificate and the shares represented by this certificate are subject to the terms and conditions of the 2018 Equity Incentive Plan of the issuer and an Award Agreement entered into by the registered owner and the issuer. Copies of such Plan and Agreement are on file in the offices of the issuer.

(c)     Escrow of Shares. The Committee may require that the stock certificates evidencing Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.

(d)     Restrictions and Restriction Period. During the Restriction Period applicable to Restricted Stock, such shares shall be subject to limitations on transferability and a Risk of Forfeiture arising on the basis of such conditions related to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement. Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

(e)     Rights Pending Lapse of Risk of Forfeiture, or Forfeiture of Award. Except as otherwise provided in the Plan or the applicable Award Agreement, at all times prior to lapse of any Risk of Forfeiture applicable to, or forfeiture of, an Award of Restricted Stock, the Participant shall have all of the rights of a shareholder of the Company, including the right to vote, and the right to receive any dividends with respect to, the Restricted Stock. The Committee, as determined at the time the Award is made, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional shares of Restricted Stock to the extent shares are available under Section 4 and otherwise to be subject to the terms of the Plan.

(f)     Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares may be delivered to the Participant promptly if not theretofore so delivered. Restricted Stock may be subject to a share repurchase right or option in favor of the Company in accordance with a vesting schedule to be determined by the Committee. In the event that a Participant’s Continuous Service terminates, the Company will have the right, but not the obligation, to repurchase or otherwise reacquire, any or all of the shares of Restricted Stock held by the Participant that have not vested as of the date of termination. At the Committee’s election, the repurchase price may be the lesser of: (i) the Market Value on the relevant date or (ii) the Participant’s original cost.

7.4     Stock Grants. Stock Grants shall be awarded solely in recognition of significant contributions to the success of the Company or Affiliates, in lieu of compensation otherwise already due or in such other limited circumstances as the Committee deems appropriate. Stock Grants shall be made without forfeiture conditions of any kind.

7.5     Awards to Participants Outside the United States. The Committee may modify the terms of any Award under the Plan, granted to a Participant who is, at the time of grant or during the term of the Award, resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that the Award shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant’s residence or employment abroad, shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United States. The Committee may establish supplements to, or amendments, restatements, or alternative versions of, the Plan for the purpose of granting and administrating any such modified Award. No such modification, supplement, amendment, restatement or alternative version may increase the share limit of Section 4.

7.6     Section 409A. The Plan as well as payments and benefits under the Plan are intended to be exempt from, or to the extent subject thereto, to comply with Section 409A of the Code, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted in accordance therewith. Notwithstanding anything contained herein to the contrary, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, the Participant shall not be considered to have terminated employment or service with the Company for purposes of the Plan and no payment shall be due to the Participant under the Plan or any Award until the Participant would be considered to have incurred a “separation from service” from the Company and its Affiliates within the meaning of Section 409A of the Code. Any payments described in the Plan that are due within the “short term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Law requires otherwise. Notwithstanding anything to the contrary in the Plan, to the extent that any Awards (or any other amounts payable under any plan, program or arrangement of the Company or any of its Affiliates) are payable upon a separation from service and such payment would result in the imposition of any individual tax and penalty interest charges imposed under Section 409A of the Code, the settlement and payment of such awards (or other amounts) shall instead be made on the first business day after the date that is six (6) months following such separation from service (or death, if earlier). Each amount to be paid or benefit to be provided under this Plan shall be construed as a separate identified payment for purposes of Section 409A of the Code. The Company makes no representation that any or all of the payments or benefits described in this Plan will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to any such payment. The Participant shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A.

8.           Adjustment Provisions.

8.1     Adjustment for Corporate Actions. All of the share numbers set forth in Section 4 reflect the capital structure of the Company as of the Effective Date. Subject to Section 8.2, if subsequent to the Effective Date the outstanding number of shares of Stock (or any other securities covered by the Plan by reason of the prior application of this Section) are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such outstanding Stock, through merger, consolidation, sale of all or substantially all the property of the Company, reorganization, combination, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar distribution of the Company’s equity securities without the receipt of consideration by the Company or if there occurs such other extraordinary corporate action or change in law or accounting principles not specifically covered by the foregoing which, in any such case, the Committee determines, in its sole discretion, affects the Stock such that an adjustment pursuant to this Section 8.1 hereof is appropriate, including but not limited to an extraordinary cash or property distribution on Stock, a corporate separation or other reorganization or liquidation, an equitable substitution or proportionate adjustment will be made in (i) the maximum numbers and kinds of shares provided in Section 4, (ii) the numbers and kinds of shares or other securities subject to the then outstanding Awards, (iii) the Exercise Price for each share or other unit of any other securities subject to then outstanding Awards (without change in the aggregate purchase price as to which such Awards remain exercisable), and (iv) the repurchase price of each share of Restricted Stock then subject to a Risk of Forfeiture in the form of a Company repurchase right. Any adjustment in Awards made pursuant to this Section 8.1 shall be determined and made, if at all, by the Committee and shall include any correlative modification of terms, including of Option Exercise Prices, rates of vesting or exercisability, Risks of Forfeiture and applicable repurchase prices for Restricted Stock which the Committee may deem necessary or appropriate so as to ensure the rights of the Participants in their respective Awards are not substantially diminished nor enlarged as a result of the adjustment and corporate action other than as expressly contemplated in this Section 8.1. Without limiting the generality of the foregoing, in connection with a Change of Control, the Committee may provide, in its sole discretion, but subject in all events to the requirements of Section 409A of the Code, for the cancellation of any outstanding Award granted hereunder in exchange for payment in cash or other property having an aggregate Market Value equal to the Market Value of the Stock, cash or other property covered by such Award, reduced by the aggregate Exercise Price or purchase price thereof, if any; provided, however, that if the Exercise Price or purchase price of any outstanding Award is equal to or greater than the Market Value of the Stock, cash or other property covered by such Award, the Committee may cancel such Award without the payment of any consideration to the Participant. Further, without limiting the generality of the foregoing, with respect to Awards subject to foreign laws, adjustments made hereunder shall be made in compliance with applicable requirements. Except to the extent determined by the Committee, any adjustments to Incentive Options under this Section 8.1 shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code. The Committee’s determinations pursuant to this Section 8.1 shall be final, binding and conclusive.

8.2     Treatment in Certain Acquisitions.

(a)     Subject to any provisions of then outstanding Awards granting different rights to the holders thereof, in the event of a Change of Control in which some or all outstanding Awards are not Accelerated, any then outstanding Awards shall nevertheless Accelerate to the extent not assumed or replaced by comparable Awards referencing shares of the capital stock of the successor or acquiring entity or the entity in control of such successor or acquiring entity, and at the effective time of such Acquisition (or after a reasonable period following such Change of Control, as determined by the Committee) terminate. As to any one or more outstanding Awards which are not otherwise Accelerated in full by reason of such Change of Control, the Committee may also, either in advance of such Change of Control or at the effective time thereof and upon such terms as it may deem appropriate, provide for the Acceleration of such outstanding Awards in the event that the employment of the Participants should subsequently terminate following such Change of Control. Each outstanding Award that is assumed in connection with such Change of Control, or is otherwise to continue in effect subsequent to such Change of Control, will be appropriately adjusted, immediately after such Change of Control, as to the number and class of securities and other relevant terms in accordance with Section 8.1.

(b)     For the purposes of this Section 8.2, an Award shall be considered assumed or replaced by a comparable Award if, following the Acquisition constituting a Change of Control, the replacement award confers the right to receive, for each share of Stock subject or relating to the Award immediately prior to such Acquisition:

(i) the consideration (whether stock, cash or other securities or property) received in such Change of Control by holders of Stock on the effective date of such Change of Control (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Stock); provided, however, that if such consideration received in such Change of Control was not solely common stock of the successor corporation or its Parent or Subsidiary, the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Award for each share of Stock subject to the Award to be solely common stock of the successor corporation or its Parent or Subsidiary equal in fair market value to the per share consideration received by holders of Stock in such Change of Control; or

(ii) in the case of Awards which are payable otherwise than in Stock or other securities of the Company or other property, the same consideration which the Participant would have been entitled to receive had no such Change of Control occurred.

8.3     Dissolution or Liquidation. Upon dissolution or liquidation of the Company, (a) each outstanding Option and Stock Appreciation Right shall terminate, but the Optionee shall have the right, immediately prior to such dissolution or liquidation, to exercise the Option to the extent exercisable on the date of dissolution or liquidation; (b) each share of Restricted Stock that is subject to a Risk of Forfeiture immediately prior to such dissolution or liquidation may, at the election of the Company, be forfeited by the Company prior to such dissolution or liquidation pursuant to the terms of the applicable Award Agreement; and (c) subject to subparts (a) and (b) of this Section 8.3, each other outstanding Award shall be forfeited.

8.4     Fractional Shares Prohibited. No fraction of a share shall be purchasable or deliverable in payment of an Award, but in the event any adjustment hereunder of the number of shares covered by an Award shall cause such number to include a fraction of a share, such number of shares shall be adjusted to the nearest smaller whole number of shares.

9.           Settlement of Awards

9.1     Violation of Law. Notwithstanding any other provision of the Plan or the relevant Award Agreement, if, at any time, in the reasonable opinion of the Company, the issuance of Stock covered by an Award may constitute a violation of applicable law, rule, regulation or any listing standard of any market on which or through which the Company’s securities may be traded, then the Company may delay such issuance and the delivery of a certificate for such shares until compliance with such provisions has been obtained.

9.2     Corporate Restrictions on Rights in Stock. Any securities to be issued pursuant to Awards shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the articles of incorporation and bylaws of the Company and applicable law.

9.3     Investment Representations. The Company shall be under no obligation to issue any securities covered by any Award unless they have been effectively registered under the Securities Act, or the Participant or his or her Permitted Transferee shall have made such written representations to the Company or otherwise (which the Company believes may be reasonably relied upon) as the Company may deem necessary or appropriate for purposes of confirming that the issuance of such securities will be exempt from the registration requirements of the Securities Act and any applicable state securities laws and otherwise in compliance with all applicable laws, rules and regulations, including but not limited to that the Participant or his or her Permitted Transferee is acquiring the securities for such person’s own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution of any such securities. The Company may require a Participant or his or her Permitted Transferee, as a condition of exercising or acquiring securities under any Award or transferring any award as may be permitted by the Plan, (i) to give written assurances satisfactory to the Company as to the Participant’s or his or her Permitted Transferee’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that the Participant or his or her Permitted Transferee is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant or his or her Permitted Transferee is acquiring securities subject to the Award for the Participant’s or his or her Permitted Transferee’s own account and not with any present intention of selling or otherwise distributing the securities.

9.4     Registration.

(a) SEC Registration. If the Company shall deem it necessary or desirable to register under the Securities Act or other applicable statutes any securities issued or to be issued pursuant to Awards, or to qualify any such securities for exemption from the Securities Act or other applicable statutes, then the Company shall take such action at its own expense. The Company may require from each Participant, or each holder of securities acquired pursuant to the Plan, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for that purpose and may require reasonable indemnity to the Company and its Affiliates and their respective officers, directors, agents, advisors and employees from that holder against all losses, claims, damage and liabilities arising from use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

(b) Lock-Ups. In addition, the Company may require of any person holding an Award or securities issued pursuant to an Award that such person agree that, without the prior written consent of the Company, such person will not sell, make any short sale of, lend, grant any option for the purchase of, pledge or otherwise encumber, or otherwise dispose of, any securities which were or may be issued pursuant to an Award or any interest therein during the 180-day period commencing on the effective date of the registration statement (or commencing on the closing date of any offering of the Company’s securities registered pursuant to a shelf registration statement, whichever is applicable) relating to an underwritten public offering. Without limiting the generality of the foregoing provisions of this Section 9.5, if in connection with any underwritten public offering of securities of the Company the managing underwriter of such offering requests that the Company’s directors and officers enter into a lock-up agreement containing provisions that are more restrictive than the provisions set forth in the preceding sentence, then (a) to the extent requested by the Company, each holder of securities acquired pursuant to the Plan (regardless of whether such person has complied or complies with the provisions of clause (b) below) shall be bound by, and shall be deemed to have agreed to, the same lock-up terms as those to which the Company’s directors and officers are required to adhere; and (b) at the request of the Company, each such person shall execute and deliver a lock-up agreement in form and substance equivalent to that which is required to be executed by the Company’s directors and officers.

9.5     Placement of Legends; Stop Orders; etc. Each certificate for securities to be issued pursuant to Awards may bear a reference to the investment representation made in accordance with Section 9.4 in addition to any other applicable restriction under the Plan, the terms of the Award and, if applicable, to the fact that no registration statement has been filed with the SEC and no registration or qualification has been filed under any state securities or blue sky laws in respect to such securities. All certificates for Stock or other securities delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange or market on which or through which the Company’s securities are then traded, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

9.6     Tax Withholding. Whenever shares of Stock are issued or to be issued pursuant to Awards, the Company shall have the right to require the Participant to remit to the Company an amount sufficient to satisfy federal, state, local or other withholding tax requirements if, when, and to the extent required by law (whether so required to secure for the Company an otherwise available tax deduction or otherwise) prior to the delivery of any certificate or certificates for such shares. The obligations of the Company under the Plan shall be conditional on satisfaction of all such withholding obligations and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant. However, in such cases Participants may elect, subject to the approval of the Committee, to satisfy an applicable withholding requirement, in whole or in part, by having the Company withhold shares of Stock from Stock otherwise due to the Participant in payment of an Award, or to submit shares of Stock previously owned by the Participant, to satisfy their tax obligations.

9.7     Participants may only elect to have shares withheld having a Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed as a result of the transaction. All elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee deems appropriate.

10.         Reservation of Stock. The Company shall at all times during the term of the Plan and any outstanding Awards granted hereunder reserve or otherwise keep available such number of shares of Stock as will be sufficient to satisfy the requirements of the Plan (if then in effect) and the Awards, and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

11.         Use of Proceeds. Proceeds from the sale of the Company’s securities pursuant to Awards will constitute general funds of the Company.

12.         Limitation of Rights in Stock; No Special Service Rights. Subject to Section 7.3(e), a Participant shall not be deemed for any purpose to be a shareholder of the Company with respect to any of the Stock subject to an Award, unless and until a certificate shall have been issued therefor and delivered to the Participant or his/her agent. Nothing contained in the Plan or in any Award Agreement shall confer upon any Participant any right to the continuation of such Participant’s employment or other association with the Company (or any Affiliate), or interfere in any way with the right of the Company (or any Affiliate), subject to the terms of any separate employment or provision of law or articles of incorporation or bylaws to the contrary, at any time to terminate such employment or other association or to increase or decrease, or otherwise adjust, the other terms and conditions of the Participant’s employment or other association with the Company and Affiliates.

13.         Unfunded Status of the Plan. The Plan is intended to constitute an “unfunded” plan for incentive compensation, and the Plan is not intended to constitute a plan subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended. With respect to any payments not yet made to a Participant by the Company, nothing contained in this Plan shall give any such Participant any rights that are greater than those of an unsecured general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to make payment of Awards, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

14.         Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor the submission of the Plan to the shareholders of the Company shall be construed as creating any limitations on the power of the Company to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options, restricted stock and other forms of compensation (incentive or otherwise) other than under the Plan upon such terms as the Company may determine from time to time.

15.         Termination and Amendment of the Plan.

15.1   The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable to the extent permitted by applicable law and the rules and regulations of any market on which or through which the Company’s securities may be traded. In any case, no termination or amendment of the Plan may, without the consent of any Participant, materially and adversely affect the rights of the Participant under such Award.

15.2   The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, provided that the Award as amended is consistent with the terms of the Plan, but no such amendment shall materially impair the rights of the Participant without such Participant’s consent unless the impairment of such rights is necessary to comply with Section 409A of the Code.

15.3   No amendment will be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy applicable law or the rules and regulations of any market on which or through which the Company’s securities may be traded.

16.         Notices and Other Communications. Any notice, demand, request or other communication hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class, registered, certified or overnight mail, postage prepaid, or telecopied with a confirmation copy by first class, registered, certified or overnight mail, addressed or telecopied, as the case may be, (i) if to the Participant, at such Participant’s residence or business address last filed with the Company and (ii) if to the Company, at its principal place of business, addressed to the attention of its Chief Financial Officer, or to such other address or telecopier number or electronic mail address, as the case may be, as the addressee may have designated by notice to the addressor. All such notices, requests, demands and other communications shall be deemed to have been received: (i) in the case of personal delivery, on the date of such delivery; (ii) in the case of mailing, when received by the addressee; (iii) in the case of facsimile transmission, when confirmed by facsimile machine report; and (iv) in the case of electronic mail, when directed to an electronic mail address at which the receiving party has consented to receive notice, provided, that such consent is deemed revoked if the sender is unable to deliver by electronic transmission two consecutive notices and such inability becomes known to the secretary or assistant secretary of the Company or to the transfer agent, or other person responsible for giving notice.

17.         Governing Law. The Plan and all Award Agreements and actions taken thereunder shall be governed, interpreted and enforced in accordance with the laws of the State of California, without regard to the conflict of laws principles thereof.

18.         Miscellaneous.

(a) Limitation on Securities Issuable. At no time shall the total number of securities issuable upon exercise of all outstanding Options and the total number of shares provided for under any stock bonus or similar plan or agreement of the Company exceed the applicable percentage as calculated in accordance with the conditions and exclusions of §260.140.45 of the California Code of Regulations, based on the securities of the Company which are outstanding at the time the calculation is made.

(b) Information to Participants. Participants will receive financial statements of the Company at least annually as required by Rule §260.140.45 of the California Code of Regulations.

(c) Final and Binding. The terms of the Plan and of any Award, and all actions and interpretations of the Committee made pursuant to the Plan, shall be final, binding and conclusive on all persons having or claiming any interest under the Plan or an Award, including but not limited to Participants and their spouses and domestic partners, and the respective Permitted Transferees, executors, administrators, heirs, personal representatives and successors of the foregoing.

GIGA-TRONICS INCORPORATED

ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

John R. Regazzi and Lutz P. Henckels, or either of them, are hereby constituted and appointed the lawful attorneys and proxies of the undersigned, each with full power of substitution, to vote and act as proxy with respect to all shares of common stock of Giga-tronics Incorporated standing in the name of the undersigned on the books of Giga-tronics at the close of business on July 20, 2020 at the Annual Meeting of Shareholders to be held at Giga-tronics’ executive offices at 5990 Gleason Drive, Dublin, California 94568 on September 17, 2020 at 9:30 a.m. (PDT), or at any adjournment or postponement thereof.

THE POWERS HEREBY GRANTED MAY BE EXERCISED BY EITHER OR BOTH OF SAID ATTORNEYS OR PROXIES OR THEIR SUBSTITUTES PRESENT AND ACTING AT THE ANNUAL MEETING OF SHAREHOLDERS OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF OR, IF ONLY ONE BE PRESENT AND ACTING, THEN BY THAT ONE. THE UNDERSIGNED HEREBY REVOKES ANY AND ALL PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED TO VOTE AT SAID MEETING.

THIS PROXY IS CONTINUED ON THE REVERSE SIDE.

PLEASE SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

Important Notice Regarding the Availability of
Proxy Materials for the

Annual Meeting of Shareholders to be held
September 17, 2020

The 2020 Proxy Statement and
our 2020 Annual Report

to Shareholders are available at:

www.gigatronics.com under “Investor Relations”

Please mark votes as in this example	⌧

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS INDICATED ON THIS CARD. IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, THE PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” EACH OF PROPOSALS 1, 2, 3 AND 4.

IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

1. Elect five directors for the ensuing year.		FOR all nominees (except as marked)	WITHHOLD AUTHORITY for all nominees	3. Approve an advisory vote to approve the named executive officer compensation. ☐ FOR ☐ AGAINST ☐ ABSTAIN
4. Approve the Giga-tronics Incorporated Amended and Restated 2018 Equity Incentive Plan.
01 Gordon L. Almquist	04 William J. Thompson	☐	☐	☐ FOR ☐ AGAINST ☐ ABSTAIN
02 Lutz P. Henckels	05 Jamie Weston
03 John R. Regazzi

INSTRUCTION: To withhold authority to vote for one or more nominees, write such names in the space provided below:

2. Ratify the appointment of Armanino LLP as independent registered public accounting firm ☐ FOR ☐ AGAINST ☐ ABSTAIN

I plan to attend the Annual Meeting ☐

Please sign exactly as the name appears printed hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by annual authorized officer. If a partnership, please sign in full partnership name by authorized person. Receipt of the Proxy statement for the meeting is hereby acknowledged.

For address changes and/or comments, please write them below	Dated:

Signature(s) of Shareholder(s)

Title

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

PROXY VOTING INSTRUCTIONS

Please complete the form above and return in the business reply envelope provided.